SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the Appropriate Box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Wells Fargo Funds Trust
(Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

[X] [ ]	No fee required. Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(a) Title of each class of securities to which transaction applies:
(b) Aggregate number of securities to which transaction applies:
(c) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(d) Proposed maximum aggregate value of transaction:
(e) Total fee paid:
[ ]	Fee paid previously with preliminary material
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(a) Amount Previously Paid: ______________
(b) Form, Schedule or Registration Statement No.: ____
(c) Filing Party: ______________________
(d) Date Filed: _______________________

WELLS FARGO FUNDS TRUST May xx, 2021	|

Important Notice

Dear Shareholder:

I am pleased to invite you to a joint special meeting of shareholders of the Wells Fargo Funds (the “Funds”), each a series of Wells Fargo Funds Trust (the “Trust”) as detailed in the attached Notice of Special Meeting of Shareholders and in the attached Proxy Statement to be held at 525 Market Street, 12th Floor, San Francisco, California 94105 on July 15, 2021 at 10:00 a.m. Pacific Time (the “Meeting”). We continue to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve in light of the COVID-19 pandemic. If we decide to hold the meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will make an announcement, as applicable or appropriate.

The Meeting is being held to approve matters important to the continuing operations of the Trust and each of the Funds. On February 23, 2021, Wells Fargo & Company (“Wells Fargo”) announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”) to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). WFAM is the trade name used by the asset management businesses of Wells Fargo and includes Wells Fargo Funds Management, LLC (“Funds Management”), the investment manager to the Funds, Wells Capital Management Incorporated and Wells Fargo Asset Management (International), Limited, each a sub-adviser to certain of the Funds (“Wells Capital” and “WFAM(I) Ltd”, and together with Funds Management, the “Advisers”), and Wells Fargo Funds Distributor, LLC, the Funds’ principal underwriter.

Consummation of the Transaction will result in the automatic termination of each Fund’s investment management agreement with Funds Management and sub-advisory agreements with Wells Capital and WFAM(I) Ltd. The Board of Trustees of the Trust approved a new investment management agreement with Funds Management and new sub-advisory agreements with Wells Capital Management, LLC and WFAM(I) Ltd, and the Funds are now asking Shareholders to approve the new agreements to replace the existing agreements that will terminate. The Transaction is expected to close in the second half of 2021, subject to customary closing conditions.

The Board recommends you vote “IN FAVOR OF” each of the proposals applicable to your Fund. However, before you vote, please read the full text of the Proxy Statement for an explanation of each of the proposals.

Whether or not you plan to attend the Meeting, please cast your vote by mail, by telephone or over Internet, as promptly as possible. Instructions for the proper execution of the proxy card, as well as instructions on how to vote by telephone or over the Internet, are included at the end of the accompanying proxy statement. If you have any questions about the proxy materials, the proposals or about how to vote your shares, you may call the Trust’s proxy solicitor, [proxy solicitor] at [solicitor phone]. Thank you for your participation in this important initiative. Your vote is important to us, no matter how many shares you own.

Very truly yours,

Andrew Owen
President
Wells Fargo Funds Trust

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
JULY 15, 2021

WELLS FARGO FUNDS TRUST

(the “Trust”)

525 Market Street, 12th Floor, San Francisco, California 94105

on behalf of the following series:
Wells Fargo Adjustable Rate Government Fund
Wells Fargo Asset Allocation Fund
Wells Fargo Conservative Income Fund
Wells Fargo Diversified Capital Builder Fund
Wells Fargo Diversified Income Builder Fund
Wells Fargo Emerging Markets Equity Fund
Wells Fargo Emerging Markets Equity Income Fund
Wells Fargo Global Small Cap Fund
Wells Fargo Government Securities Fund
Wells Fargo High Yield Bond Fund
Wells Fargo Income Plus Fund
Wells Fargo Index Asset Allocation Fund
Wells Fargo International Bond Fund
Wells Fargo International Equity Fund
Wells Fargo Precious Metals Fund
Wells Fargo Short Duration Government Bond Fund
Wells Fargo Short-Term Bond Plus Fund
Wells Fargo Short-Term High Yield Bond Fund
Wells Fargo Spectrum Income Allocation Fund
Wells Fargo Spectrum Growth Fund
Wells Fargo Spectrum Conservative Growth Fund
Wells Fargo Ultra Short-Term Income Fund
Wells Fargo Utility and Telecommunications Fund
(each a “Fund” and together, the “Funds”)

TO THE SHAREHOLDERS OF THE FUNDS

Notice is hereby given that a Joint Special Meeting of Shareholders (the “Meeting”) of the Funds will be held on July 15, 2021 at 10:00 a.m. Pacific time, at the offices of the Funds, 525 Market Street, 12th Floor, San Francisco, California 94105. With respect to each Fund, the purposes of the Meeting are as follows:

(1) To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC;

(2) To consider and approve a new investment sub-advisory agreement with Wells Capital Management, LLC (for all Funds except Wells Fargo International Bond Fund);

(3) To consider and approve a new investment sub-advisory agreement with Wells Fargo Asset Management (International), Limited (applies only to Wells Fargo International Bond Fund);

(4) To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on May 28, 2021 will be entitled to vote at the Meeting.

You are welcome to attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible or vote by telephone or Internet. Any shareholder attending the Meeting can vote in person even though a proxy may have already been designated by the shareholder. We intend to hold the Meeting in person. However, we are sensitive to the public health and travel concerns that shareholders may have and recommendations that public health officials may issue in light of the evolving coronavirus (COVID-19) situation. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our website (www.wfam.com), and we encourage you to check this website prior to the Meeting if you plan to attend. Instructions for the proper execution of the proxy card, as well as instructions on how to vote by telephone and Internet, are set forth at the end of this proxy statement.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS OUTLINED ABOVE.

By Order of the Board of Trustees of the Trust,

Catherine F. Kennedy, Secretary
June XX, 2021

Table of Contents

Proxy Statement
Proxy Statement ............................................................................................	2
Proxy Solicitation ...........................................................................................	2
Principal Holders of Fund Shares ......................................................................	5
Information About The Proposals .....................................................................	5
Board Considerations .....................................................................................	13
Section 15(f) of the 1940 Act ...........................................................................	13
Service Providers ...........................................................................................	14
Simultaneous Meetings ..................................................................................	15
Other Business ..............................................................................................	15
Required Vote For Each Proposal ......................................................................	15
Annual and Semi-Annual Reports .....................................................................	15
Shareholder Proposals ....................................................................................	15
Instructions for Executing Proxy Card ................................................................	16
Exhibits
Exhibit A – Number of Shares Outstanding as of the Record Date ..........................	A-1
Exhibit B - Principal Holders of Fund Shares ........................................................	B-1
Exhibit C – Form of New Investment Management Agreement ..............................	C-1
Exhibit D – Date of Last Shareholder Approval of Current Investment Management Agreement ...................................................................................................	D-1
Exhibit E – Current Funds Management Officers and Directors ..............................	E-1
Exhibit F - Form of New Wells Capital Sub-Advisory Agreement .............................	F-1
Exhibit G - Form of New WFAM(I) Ltd Sub-Advisory Agreement .............................	G-1
Exhibit H – Date of Last Shareholder Approval of Current Sub-Advisory Agreement ..	H-1
Exhibit I – Current Wells Capital Officers and Directors .........................................	I-1
Exhibit J - Current WFAM(I) Ltd Officers and Directors ..........................................	J-1
Exhibit K – Investment Management Fees Paid ...................................................	K-1
Exhibit L - Commissions received by Distributor ..................................................	L-1
Exhibit M - Distribution Fees Paid .....................................................................	M-1

WELLS FARGO FUNDS TRUST
PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies for a Joint Special Meeting of Shareholders (the “Meeting”) to be held at the offices of the Wells Fargo Funds, 525 Market Street, 12th Floor, San Francisco, California 94105, the address of the principal office of the series of Wells Fargo Funds Trust (the “Trust”, and each series thereof, a “Fund”) identified herein, on July 15, 2021 at 10:00 a.m. Pacific time. If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement by mail, vote by telephone or the Internet, or attend the Meeting in person. (See “Instructions for Executing Proxy Card” at the end of this proxy statement for voting instructions.) If you wish to attend the Meeting in person, please call (XXX) XXX-XXXX for instructions. We intend to hold the Meeting in person. However, we are sensitive to the public health and travel concerns that shareholders may have and recommendations that public health officials may issue in light of the evolving coronavirus (COVID-19) situation. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our website (www.wfam.com), and we encourage you to check this website prior to the Meeting if you plan to attend.

This proxy statement, the accompanying Notice of Joint Special Meeting of Shareholders and the proxy card will be first sent to Shareholders on or about May 28, 2021.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON JULY 15, 2021:

You may obtain a copy of this proxy statement, the accompanying Notice of Joint Special Meeting of Shareholders and the proxy card without charge by visiting the website indicated on your proxy card.

PROXY SOLICITATION

Under Proposal 1, shareholders in each Fund are being asked to approve a new investment management agreement (the “New Investment Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

Under Proposal 2, shareholders in each Fund, except Wells Fargo International Bond Fund, are being asked to approve a new sub-advisory agreement (the “New Wells Capital Sub-Advisory Agreement”) with Wells Capital Management, LLC (“Wells Capital”).

Under Proposal 3, shareholders in Wells Fargo International Bond Fund are being asked to approve a new sub-advisory agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”, and together with the New Wells Capital Sub-Advisory Agreement, the “New Sub-Advisory Agreements”) with Wells Fargo Asset Management (International), Limited (“WFAM(I) Ltd”, and together with Funds Management and Wells Capital, the “Advisers”).

 | 2

As explained in further detail below, Proposals 1, 2 and 3 relate to a definitive agreement entered into by Wells Fargo & Company (“Wells Fargo”) to sell Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”). WFAM is the trade name used by the asset management businesses of Wells Fargo and includes the Advisers.

In connection with the Transaction, Wells Capital Management Incorporated is expected to convert from a California corporation to a Delaware limited liability company. Throughout this proxy statement, references to “Wells Capital” refer to Wells Capital Management Incorporated for periods before such conversion, and to Wells Capital Management, LLC for periods after such conversion.

Consummation of the Transaction will result in the automatic termination of each Fund’s existing investment management agreement with Funds Management and sub-advisory agreements with Wells Capital and WFAM(I) Ltd. As such, shareholders are being asked to approve the New Investment Management Agreement with Funds Management and the New Sub-Advisory Agreements with Wells Capital and WFAM(I) Ltd to replace the existing agreements that will terminate.

Holders of shares (the “Shares”) of a Fund at the close of business on May 28, 2021 (the “Shareholders”) will be entitled to vote at the Meeting on the proposals set forth in the accompanying notice. Shareholders of each Fund vote separately by Fund on each proposal set forth in such notice on which shareholders of a Fund are entitled to vote. The outcome of a vote for one Fund will not affect the outcome of a vote for any other Fund. You can vote by returning your properly executed proxy card in the envelope provided or you may vote by telephone or Internet by following the instructions at the end of this proxy statement. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) exactly as you have indicated. If no choice is specified, your Shares will be voted IN FAVOR OF the applicable proposals. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Funds. Any Shareholder who has returned a properly executed proxy card, including a broker who may hold Shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her Shares in person, by submitting a letter of revocation to the Fund at the above address prior to the date of the Meeting or by submitting a later-dated and properly executed proxy card to the Fund at the above address prior to the date of the Meeting.

The Trust’s Amended and Restated Declaration of Trust (the “Declaration”) provides that the holders of thirty three and one-third percent (33 1/3%) of a Fund’s Shares issued and outstanding, entitled to vote in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting with respect to such Fund (although a larger percentage is required for approval of each proposal). Votes may be cast IN FAVOR OF or AGAINST each proposal or you may ABSTAIN from voting. Abstentions, broker non-votes (i.e., Shares held by brokers or nominees as to which (i)

3 |

instructions have not been received from the beneficial owners or other persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and votes that are withheld will count for purposes of determining whether a quorum is present and will have the effect of a vote against each proposal.

The approval of each proposal requires the affirmative vote of a majority of the outstanding voting securities of the relevant Fund as defined in the Investment Company Act of 1940 (the “1940 Act”). The 1940 Act defines the vote of a majority of the outstanding voting securities of a Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the Meeting, if more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

In the event a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve one or more proposals are not received with respect to any Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of an adjournment those votes that may be voted in favor of the proposal. The persons named as proxies will vote against any such adjournment those votes marked against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the Shares represented at the Meeting, either in person or by proxy, or by the chair of the Meeting, in his or her discretion. Abstentions and broker non-votes will not be voted on a motion to adjourn. Any adjourned Meeting may be held within a reasonable time after the date of the original Meeting without the necessity of a further notice. At such adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally notified.

Any one or more proposals with respect to one or more Funds for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which a Fund has received sufficient votes to approve a matter being recommended for approval by the Board of Trustees of the Trust (the “Board”), the Fund may request that brokers and nominees, in their discretion, withdraw or withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of a proposal.

[proxy solicitor], the Funds’ proxy solicitor, will make proxy solicitations and will receive compensation for seeking Shareholder votes and answering Shareholder questions in an amount estimated to be [$xxx,xxx] with respect to the proposals covered by this proxy statement. Funds Management or one of its affiliates will bear the costs associated with this proxy statement including the costs of preparing, printing, and mailing this proxy statement, soliciting proxies, and any costs related to adjournments, whether or not the Proposals are approved by Shareholders. The Funds will not bear any portion of the costs of the Meeting. Proxy solicitations will be made

 | 4

primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Funds Management, its affiliates, or other representatives of the Funds (who will not be paid for their soliciting activities).

PRINCIPAL HOLDERS OF FUND SHARES

Shareholders of record at the close of business on May 28, 2021 (the “Record Date”) are entitled to vote at the Meeting or any adjournment thereof to the extent set forth in this proxy statement. Please see Exhibit A for information regarding the number of Shares outstanding for each Fund as of the Record Date.

Each Shareholder is entitled to one vote for each Share, and a fractional vote for each fraction of a Share, as to any matter on which the Share is entitled to vote. Shares of all classes of a Fund vote together as a single class.

Please see Exhibit B for a list of persons reflected on the books and records of the Funds as owning beneficially or of record 5% or more of the outstanding Shares of a Fund as of the Record Date.

As of the Record Date, the officers and Trustees of the Trust as a group beneficially owned in the aggregate less than 1% of each class of Shares of each Fund and less than 1% of the outstanding securities of Wells Fargo, the parent company of Funds Management and Wells Capital and WFAM(I) Ltd.

INFORMATION ABOUT THE PROPOSALS

On February 23, 2021, Wells Fargo announced that it had entered into a definitive agreement to sell WFAM to GTCR and Reverence Capital. WFAM is the trade name used by the asset management businesses of Wells Fargo and includes Funds Management, Wells Capital, WFAM(I) Ltd and Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the Funds’ principal underwriter.

Founded in 1980, GTCR is a leading private equity firm focused on investing in growth companies in the Healthcare, Financial Services & Technology, Technology, Media & Telecommunications, and Growth Business Services Industries. The Chicago-based firm pioneered The Leaders Strategy™ — finding and partnering with management leaders in core domains to identify, acquire, and build market-leading companies through transformational acquisitions and organic growth. Since its inception, GTCR has invested more than $20 billion in over 250 companies.

Reverence Capital is a private investment firm focused on thematic investing in leading global, middle-market financial services businesses through control and influence-oriented investments in five sectors: (1) Depositories and Finance Companies, (2) Asset and Wealth Management, (3) Insurance, (4) Capital Markets and (5) Financial Technology/Payments. The firm was founded in 2013 by Milton Berlinski, Peter Aberg, and Alex Chulack, who collectively bring over 90 years of advisory and investing experience across a wide range of financial services sectors.

5 |

In connection with the Transaction, GTCR and Reverence Capital created NewCo, a new portfolio holding company. In the Transaction, NewCo will acquire all of the issued and outstanding equity interests of Wells Fargo Asset Management Holdings, LLC (“WFAM Holdings”), the direct parent company of Funds Management, Wells Capital, WFAM(I) Ltd and Funds Distributor. WFAM Holdings ownership interest in Wells Capital will be transferred to NewCo at closing of the Transaction, but NewCo would transfer such ownership back to WFAM Holdings after the Transaction. The Transaction is not expected to have a material impact on the advisory business conducted by the Advisers or on the distribution business conducted by Funds Distributor. The current portfolio manager(s) and investment teams of each of the Funds are expected to continue to manage the Funds with the same investment objective, investment strategies and policies. Funds Distributor is expected to continue to be the named distributor of the Funds. The Transaction will also not result in any change in investment objective or principal investment strategy for any of the Funds, nor will it result in any change to the services provided to the Funds or to their fees and expenses. Following the closing of the Transaction, NewCo expects to announce a new name for each of WFAM Holdings, Funds Management, Wells Capital, WFAM(I) Ltd and Funds Distributor. In connection with the name change to the legal entities, it is expected that the Funds will also change names. As previously noted, in connection with the Transaction, Wells Capital Management Incorporated is expected to convert from a California corporation to a Delaware limited liability company. The proposed New Wells Capital Sub-Advisory Agreement that you are being asked to approve is with the converted entity, Wells Capital Management, LLC.

Consummation of the Transaction will constitute a “change of control” under the 1940 Act with respect to the Advisers and will result in the automatic termination of each Fund’s investment management agreement with Funds Management and sub-advisory agreements with Wells Capital and WFAM(I) Ltd. The Board approved the New Investment Management Agreement with Funds Management and the New Sub-Advisory Agreements with Wells Capital and WFAM(I) Ltd (the “New Agreements”) to replace the existing agreements that will terminate upon the consummation of the Transaction. As such, Shareholders are being asked to approve the New Agreements to replace the existing agreements that will terminate upon the consummation of the Transaction. The Transaction is expected to close in the second half of 2021, subject to customary closing conditions.

The Board also approved interim investment management and sub-advisory agreements (the “Interim Agreements”) to permit continuity of management upon the consummation of the Transaction while the solicitation of Shareholder approval of the New Agreements continues. The terms of the Interim Agreements are identical to those of the Current Investment Management Agreement and the Current Sub-Advisory Agreements (each as defined below) except for a change to the term and escrow provisions required by applicable law. Each Interim Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when Shareholders of your Fund approve the corresponding New Agreement. Under each Interim Agreement, all investment

 | 6

management fees or sub-advisory fees, as applicable, will be held in an escrow account until Shareholders approve the corresponding New Agreement. If Shareholders do not approve the New Investment Management Agreement and the New Sub-Advisory Agreements by the close of the Transaction on which date the Current Investment Management Agreement and the Current Sub-Advisory Agreements terminate, the Interim Agreements may be relied upon to replace the Current Investment Management Agreement and the Current Sub-Advisory Agreements.

Proposal 1: Approval of New Investment Management Agreement

At their meeting on May 17-19th, 2021, the Board approved the New Investment Management Agreement. The New Investment Management Agreement will become effective upon the closing of the Transaction, contingent upon Shareholder approval. The terms of the New Investment Management Agreement are described generally below, but this description is qualified entirely by reference to the Form of New Investment Management Agreement included in Exhibit C. The New Investment Management Agreement is substantially similar to the investment management agreement that is currently in effect (the “Current Investment Management Agreement”), and any key differences between the Current Investment Management Agreement and the New Investment Management Agreement are outlined below.

Duties of Investment Manager. As with the Current Investment Management Agreement, under the New Investment Management Agreement, subject to the supervision of the Board, Funds Management will manage and administer the operation of the Funds, supervise the provision of services to the Funds by others, manage the investment and reinvestment of each Fund’s assets in conformity with its investment objective and restrictions, select broker-dealers for the Funds’ portfolio trades, maintain books and records as required by applicable law, participate in class actions, vote proxies on behalf of the Funds, and make regular reports to the Board regarding the Funds’ performance and other matters. Funds Management will also provide certain Fund-level administrative services in connection with the operations of each Fund. The key differences between the Current Investment Management Agreement and the New Investment Management Agreement with respect to duties are that the New Investment Management Agreement:

■	expressly requires Funds Management to update and maintain the Funds’ website;

■	streamlines the provisions outlining the requirement that Funds Management maintain certain books and records, although there are no changes to Funds Management’s substantive responsibilities;

■	removes references to Wells Fargo and certain banking laws and regulations applicable to Wells Fargo, and removes a provision permitting the use of the Wells Fargo name, as references to “Wells Fargo” in the name of the Trust and the Advisers and Funds Distributor will be removed in connection with the Transaction;

■	clarifies that, where the effect of a requirement of the 1940 Act reflected in any provision of the New Investment Management Agreement is modified or

7 |

interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision will be deemed to incorporate the effect of such order, rule, regulation or interpretative release;

■	clarifies that Funds Management shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of the Funds and also provides that Funds Management shall not be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, administration, custodian or shareholder servicing agent of the Funds;

■	states that Funds Management’s responsibilities under the New Investment Management Agreement with respect to any series of the Trust that only invests in a single underlying fund include, but are not limited to, reviewing the strategy and performance of the underlying fund, evaluating any proposed changes affecting the underlying fund, and conducting risk management reviews and assessments with respect to the underlying fund and its adviser; and

■	obligates Funds Management to notify the Board of any material violation of any requirement, provision, policy or restriction under the New Investment Management Agreement, while the Current Investment Management Agreement obligates Funds Management to notify the Board of all violations, not just material violations.

An additional key difference between the Current Investment Management Agreement for Wells Fargo Asset Allocation Fund and the New Investment Management Agreement for Wells Fargo Asset Allocation Fund is that the Current Investment Management Agreement was structured to cover a single fund, while the New Investment Management Agreement includes provisions designed to cover the other series of the Trust.

Fees. For providing these services under the New Investment Management Agreement, Funds Management would be entitled to receive an investment management fee based on each Fund’s average daily net asset value, calculated and paid monthly by applying the annual rates indicated on Exhibit C. These management fee rates are identical to the management fee rates set forth in the Current Investment Management Agreement. As such, the management fees to be paid by the Funds to Funds Management under the New Investment Management Agreement are the same as the management fees paid by the Funds to Funds Management under the Current Investment Management Agreement.

Standard of Care. As with the Current Investment Management Agreement, the New Investment Management Agreement states that Funds Management will give the Trust the benefit of Funds Management’s best judgment and efforts in rendering its services to the Trust, and provides that Funds Management will not liable for any mistake in judgement and in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations or duties, shall not be subject to liability to the Trust or to any shareholders of the Trust for any act or omission in the course of

 | 8

rendering services, or for any losses that may be sustained in the purchase, holding or sale of any security.

Term and Termination. The term of the New Investment Management Agreement has been updated to be effective for an initial two-year term upon Board and Shareholder approval, and following this initial two-year term, will continue from year to year thereafter so long as the continuance is approved by a vote of the Trustees, including a separate vote of a majority of the independent Trustees. As with the Current Investment Management Agreement, the New Investment Management Agreement may be terminated, without payment of any penalty, by Funds Management, by the Board, or by a majority vote of the outstanding Shares of a Fund upon 60 days prior written notice. As with the Current Investment Management Agreement, the New Investment Management Agreement will terminate automatically in the event of its “assignment” as such term is defined in the 1940 Act.

Other Information. Please refer to Exhibit D for the date on which the Current Investment Management Agreement was last approved by Shareholders of each Fund. The date on which its continuance was last approved by the Trustees was May 19, 2021.

Please refer to Exhibit E for a list of Funds Management’s current principal executive officers and directors.

Proposal 2: Approval of New Wells Capital Management Sub-Advisory Agreement (for all Funds except Wells Fargo International Bond Fund)

At their meeting on May 17-19th, 2021, the Board approved the New Wells Capital Sub-Advisory Agreement. The New Wells Capital Sub-Advisory Agreement will become effective upon the closing of the Transaction, contingent upon Shareholder approval. The terms of the New Wells Capital Sub-Advisory Agreement are described generally below, but this description is qualified entirely by reference to the Form of New Wells Capital Sub-Advisory Agreement included in Exhibit F. The New Wells Capital Sub-Advisory Agreement is substantially similar to the sub-advisory agreement with Wells Capital that is currently in effect (the “Current Wells Capital Sub-Advisory Agreement”), and there are no key differences between the Current Wells Capital Sub-Advisory Agreement and the New Wells Capital Sub-Advisory Agreement other than applicable conforming changes to the New Wells Capital Sub-Advisory Agreement to match those described in the previous sub-section as key differences between the Current Investment Management Agreement and the New Investment Management Agreement.

Duties of Sub-Adviser. As with the Current Wells Capital Sub-Advisory Agreement, under the New Wells Capital Sub-Advisory Agreement, subject to the direction and control of the Board, Wells Capital shall manage the investment and reinvestment of the assets of the Funds and shall provide management and other services in such manner and to such extent as may be directed from time to time by Funds Management, including maintaining books and records relating to portfolio transactions and allocations of brokerage orders as required by the 1940 Act, and

9 |

reporting to the Board at each of its regular meetings all material changes in any Fund since the prior report, as well as important developments affecting the Funds or Wells Capital and any other such information as Wells Capital believes appropriate. In addition, the New Wells Capital Sub-Advisory Agreement requires that Wells Capital furnish the Trust and Funds Management with statistical and analytical information regarding securities held by each Fund, on Wells Capital’s own initiative or upon reasonable request by the Board or Funds Management, which is the same information that Wells Capital is required to furnish under the Current Wells Capital Sub-Advisory Agreement.

As with the Current Wells Capital Sub-Advisory Agreement, under the New Wells Capital Sub-Advisory Agreement Wells Capital would not be responsible for voting proxies or for participating in class actions or other legal proceedings on behalf of a Fund but would provide assistance as reasonably requested by Funds Management.

The key differences between the Current Wells Capital Sub-Advisory Agreement and the New Wells Capital Sub-Advisory Agreement with respect to duties are that the New Wells Capital Sub-Advisory Agreement:

■	streamlines the provisions outlining the requirement that Wells Capital maintain certain books and records, although there are no changes to Wells Capital’s substantive responsibilities;

■	removes references to Wells Fargo and certain banking laws and regulations applicable to Wells Fargo, and removes the provision permitting the use of the Wells Fargo name, as references to “Wells Fargo” in the name of the Trust and the Advisers and Funds Distributor will be removed in connection with the Transaction; and

■	clarifies that, where the effect of a requirement of the 1940 Act reflected in any provision of the New Wells Capital Sub-Advisory Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision will be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

Fees. For providing these services under the New Wells Capital Sub-Advisory Agreement, Wells Capital would be entitled to receive a sub-advisory fee based on each Fund’s average daily net asset value, calculated and paid monthly by applying the annual rates indicated on Exhibit F. These sub-advisory fee rates are identical to the sub-advisory fee rates set forth in the Current Wells Capital Sub-Advisory Agreement. As such, the sub-advisory fees to be paid by Funds Management to Wells Capital under the New Wells Capital Sub-Advisory Agreement are the same as the sub-advisory fees paid by Funds Management to Wells Capital under the Current Wells Capital Sub-Advisory Agreement. These sub-advisory fees are paid by Funds Management, not the Funds.

Standard of Care. As with the Current Wells Capital Sub-Advisory Agreement, the New Wells Capital Sub-Advisory Agreement states that Wells Capital will give the Trust the benefit of Wells Capital’s best judgment and efforts in rendering its services to the

 | 10

Trust, and provides that Wells Capital will not liable for any mistake in judgement and in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations or duties, shall not be subject to liability to the Trust or to any shareholders of the Trust for any act or omission in the course of rendering services, or for any losses that may be sustained in the purchase, holding or sale of any security.

Term and Termination. The term of the New Wells Capital Sub-Advisory Agreement has been updated to be effective for an initial two-year term upon Board and Shareholder approval, and following this initial two-year term, will continue from year to year thereafter so long as the continuance is approved by a vote of the Trustees, including a separate vote of a majority of the independent Trustees. As with the Current Wells Capital Sub-Advisory Agreement, the New Wells Capital Sub-Advisory Agreement may be terminated, without payment of any penalty, by Funds Management, by Wells Capital, by the Board, or by a majority vote of the outstanding Shares of a Fund upon 60 days prior written notice. As with the Current Wells Capital Sub-Advisory Agreement, the New Wells Capital Sub-Advisory Agreement will terminate automatically in the event of its “assignment” as such term is defined in the 1940 Act.

Other Information. Please refer to Exhibit H for the date on which each Fund’s Current Wells Capital Sub-Advisory Agreement was last approved by Shareholders. The date on which its continuance was last approved by the Trustees was May 19, 2021.

Please refer to Exhibit I for a list of Wells Capital’s current principal executive officers and directors.

Proposal 3: Approval of New Wells Fargo Asset Management (International), Limited Sub-Advisory Agreement (for Wells Fargo International Bond Fund)

At their meeting on May 17-19th, 2021, the Board approved the New WFAM(I) Ltd Sub-Advisory Agreement. The New WFAM(I) Ltd Sub-Advisory Agreement will become effective upon the closing of the Transaction, contingent upon Shareholder approval. The terms of the New WFAM(I) Ltd Sub-Advisory Agreement are described generally below, but this description is qualified entirely by reference to the Form of New WFAM(I) Ltd Sub-Advisory Agreement included in Exhibit G. The New WFAM(I) Ltd Sub-Advisory Agreement is substantially similar to the sub-advisory agreement with WFAM(I) Ltd that is currently in effect (the “Current WFAM(I) Ltd Sub-Advisory Agreement”, and together with the Current Wells Capital Sub-Advisory Agreement, the “Current Sub-Advisory Agreements”), and there are no key differences between the Current WFAM(I) Ltd Sub-Advisory Agreement and the New WFAM(I) Ltd Sub-Advisory Agreement other than applicable conforming changes to the New WFAM(I) Ltd Sub-Advisory Agreement to match those described in the previous sub-section as key differences between the Current Investment Management Agreement and the New Investment Management Agreement.

Duties of Sub-Adviser. As with the Current WFAM(I) Ltd Sub-Advisory Agreement, under the New WFAM(I) Ltd Sub-Advisory Agreement, subject to the direction and control of the Board, WFAM(I) Ltd shall manage the investment and reinvestment of the assets of the Fund and shall provide management and other services in such

11 |

manner and to such extent as may be directed from time to time by Funds Management, including maintaining books and records relating to portfolio transactions and allocations of brokerage orders as required by the 1940 Act, and reporting to the Board at each of its regular meetings all material changes in the Fund since the prior report, as well as important developments affecting the Fund or WFAM(I) Ltd and any other such information as WFAM(I) Ltd believes appropriate. In addition, the New WFAM(I) Ltd Sub-Advisory Agreement requires that WFAM(I) Ltd furnish the Board and Funds Management with statistical and analytical information regarding securities held by the Fund, on WFAM(I) Ltd’s own initiative or upon reasonable request by the Board or Funds Management, which is the same information that WFAM(I) Ltd is required to furnish under the Current WFAM(I) Ltd Sub-Advisory Agreement.

As with the Current WFAM(I) Ltd Sub-Advisory Agreement, under the New WFAM(I) Ltd Sub-Advisory Agreement WFAM(I) Ltd would not be responsible for voting proxies or for participating in class actions or other legal proceedings on behalf of the Fund but would provide assistance as reasonably requested by Funds Management. The key differences between the Current WFAM(I) Ltd Sub-Advisory Agreement and the New WFAM(I) Ltd Sub-Advisory Agreement with respect to duties are that the New WFAM(I) Ltd Sub-Advisory Agreement:

■	streamlines the provisions outlining the requirement that WFAM(I) Ltd maintain certain books and records, although there are no changes to WFAM(I) Ltd’s substantive responsibilities;

■	removes references to Wells Fargo and certain banking laws and regulations applicable to Wells Fargo, and removes the provision permitting the use of the Wells Fargo name, as references to “Wells Fargo” in the name of the Fund and the Advisers will be removed in connection with the Transaction; and

■	clarifies that, where the effect of a requirement of the 1940 Act reflected in any provision of the New WFAM(I) Ltd Sub-Advisory Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision will be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

Fees. For providing these services under the New WFAM(I) Ltd Sub-Advisory Agreement, WFAM(I) Ltd would be entitled to receive a sub-advisory fee based on the Fund’s average daily net asset value, calculated and paid monthly by applying the annual rate indicated on Exhibit I. This sub-advisory fee rate is identical to the sub-advisory fee rate set forth in the Current WFAM(I) Ltd Sub-Advisory Agreement. As such, the sub-advisory fee to be paid by Funds Management to WFAM(I) Ltd under the New WFAM(I) Ltd Sub-Advisory Agreement is the same as the sub-advisory fee paid by Funds Management to WFAM(I) Ltd under the Current WFAM(I) Ltd Sub-Advisory Agreement. This sub-advisory fee is paid by Funds Management, not the Fund.

 | 12

Standard of Care. As with the Current WFAM(I) Ltd Sub-Advisory Agreement, the New WFAM(I) Ltd Sub-Advisory Agreement states that WFAM(I) Ltd will give the Fund the benefit of WFAM(I) Ltd’s best judgment and efforts in rendering its services to the Fund, and provides that WFAM(I) Ltd will not liable for any mistake in judgement and in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations or duties, shall not be subject to liability to the Fund or to any shareholders of the Fund for any act or omission in the course of rendering services, or for any losses that may be sustained in the purchase, holding or sale of any security.

Term and Termination. The term of the New WFAM(I) Ltd Sub-Advisory Agreement has been updated to be effective for an initial two-year term upon Board and Shareholder approval, and following this initial two-year term, will continue from year to year thereafter so long as the continuance is approved by a vote of the Trustees, including a separate vote of a majority of the independent Trustees. As with the Current WFAM(I) Ltd Sub-Advisory Agreement, the New WFAM(I) Ltd Sub-Advisory Agreement may be terminated, without payment of any penalty, by Funds Management, by WFAM(I) Ltd, by the Board, or by a majority vote of the outstanding Shares of the Fund upon 60 days prior written notice. As with the Current WFAM(I) Ltd Sub-Advisory Agreement, the New WFAM(I) Ltd Sub-Advisory Agreement will terminate automatically in the event of its “assignment” as such term is defined in the 1940 Act.

Other Information. Please refer to Exhibit H for the date on which the Fund’s Current Sub-Advisory Agreement was last approved by Shareholders. The date on which its continuance was last approved by the Trustees was May 19, 2021.

Please refer to Exhibit J for a list of WFAM(I) Ltd’s current principal executive officers and directors.

BOARD CONSIDERATIONS

[TO BE PROVIDED BY GOODWIN]

SECTION 15(F) OF THE 1940 ACT

Section 15(f) of the 1940 Act provides a non-exclusive “safe harbor” for an investment company’s adviser or any affiliated persons of the adviser to receive any amount or benefit in connection with a change of control of the investment adviser if two conditions are met. First, for a period of three years after the change of control, at least 75% of the investment company’s trustees must not be interested persons of the adviser or of the predecessor adviser. Second, there must not be any “unfair burden” imposed on the investment company as a result of the transaction or any express or implied terms, conditions or understandings relating to the transaction.

“Unfair burden” includes any arrangement during the two year period after the transaction in which the adviser or predecessor adviser (or any interested person of them) receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders, other than fees for bona fide investment advisory or other services, or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment

13 |

company, other than bona fide ordinary compensation as principal underwriter of the investment company. Funds Management has informed the Board that neither it, nor GTCR or Reverence Capital, after reasonable inquiry, is aware of any express or implied term, condition, understanding or any arrangement that would impose an “unfair burden” on the Funds as a result of the Transaction. Representatives of Funds Management have committed that the Funds will not bear the burden of expenses relating to the Transaction, including the costs of this proxy solicitation.

SERVICE PROVIDERS

Investment Manager. Funds Management currently serves as each Fund’s investment manager. Funds Management is currently an indirect, wholly owned subsidiary of Wells Fargo. The principal business address of Funds Management is 525 Market Street, San Francisco, California 94105. After the close of the Transaction, Funds Management will be a wholly-owned subsidiary of NewCo, which in turn will be a subsidiary of GTCR and Reverence Capital. Please refer to Exhibit K for the investment management fees paid and waived during each Fund’s most recent fiscal year.

Sub-Advisers. Wells Capital currently serves as a sub-adviser to each Fund except Wells Fargo International Bond Fund and WFAM(I) Ltd currently serves as a sub-adviser to Wells Fargo International Bond Fund. Wells Capital and WFAM(I) Ltd are each an indirect, wholly owned subsidiary of Wells Fargo. The principal business address of Wells Capital is 525 Market Street, San Francisco, California 94105. The principal business address of WFAM(I) Ltd is 33 King William Street, London, EC4R 9AT. In connection with the Transaction, Wells Capital Management Incorporated is expected to convert from a California corporation to a Delaware limited liability company. After the close of the Transaction, Wells Capital and WFAM(I) Ltd will each be a wholly-owned subsidiary of NewCo, which in turn will be a subsidiary of GTCR and Reverence Capital.

Brokerage Commissions to Affiliates. For the latest fiscal year, the Funds did not pay any brokerage commissions to affiliates.

Principal Underwriter/Distributor. Funds Distributor, an affiliate of Funds Management, is the distributor and principal underwriter of the Funds and is located at 525 Market Street, San Francisco, California 94105. After the close of the Transaction, Funds Distributor will be a wholly-owned subsidiary of NewCo, which in turn will be a subsidiary of GTCR and Reverence Capital. The underwriting commissions received by Funds Distributor from sales charges on the sale of Fund Shares and the amounts retained by Funds Distributor after the payment of any dealer allowance for each Fund’s most recent fiscal year are included in Exhibit L.

The distribution fees (“12b-1 fees”) paid by the applicable classes of each Fund for the most recent fiscal year are included in Exhibit M.

There will be no changes to the Funds’ other service providers in connection with the Transaction.

 | 14

SIMULTANEOUS MEETINGS

It is anticipated that the special meeting of Shareholders of each Fund will be held simultaneously; however, if any Shareholder objects to simultaneous meetings and motions for an adjournment of a Fund’s meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

OTHER BUSINESS

As of the date of this proxy statement, neither the Funds’ officers nor Funds Management are aware of any other business to come before the Meeting other than as set forth in the Notice of Special Meeting of Shareholders. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies in the enclosed proxy card will vote in accordance with the views of management of the Funds.

REQUIRED VOTE FOR EACH PROPOSAL

With respect to each Fund, approval of each relevant proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. The 1940 Act defines the vote of a majority of the outstanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the Meeting, if more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

ANNUAL AND SEMI-ANNUAL REPORTS

Each Fund’s annual and semi-annual reports contain additional information about the Fund and are available upon request, without charge, by writing to Wells Fargo Funds, P.O. Box 219967, Kansas City, MO 64121-9967, by calling 1.800.222.8222 or by visiting the Wells Fargo Funds website at www.wfam.com.

Shareholder Proposals

The Funds are not generally required to hold annual or special meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of a Fund should send their written proposals to the Secretary of the Wells Fargo Funds, 525 Market Street, 12th Floor, San Francisco, California 94105 a reasonable time before the Fund finalizes its proxy statement for its next meeting of shareholders.

THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

By Order of the Board of Trustees of the Trust,

Catherine F. Kennedy, Secretary
June XX, 2021

15 |

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

CORPORATE ACCOUNTS REGISTRATION	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS REGISTRATION
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee
CUSTODIAL OR ESTATE ACCOUNTS REGISTRATION
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY
(Certain of the options outlined below may not be available to all Shareholders. Please consult your proxy card for a list of the voting methods that are available to you).

VOTE BY TELEPHONE:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Call the toll-free number on your proxy card.

VOTE BY INTERNET:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Go to the Web site indicated on your proxy card and follow the voting instructions.

The Internet and telephone voting procedures are designed to authenticate Shareholder identities, to allow Shareholders to give their voting instructions, and to confirm that Shareholders’ instructions have been recorded properly. Please note that, although there is no charge to you for voting by telephone or electronically through the Internet associated with this prospectus/proxy statement, there may be costs

 | 16

associated with electronic access, such as usage charges from Internet service providers and telephone companies, that must be borne by the Shareholders.

Voting by telephone or Internet is generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about voting, please call [proxy solicitor], our proxy solicitor, at [solicitor phone] (toll free).

17 |

EXHIBIT A

Number of Shares Outstanding as of the Record Date

Fund	Shares Outstanding
Wells Fargo Adjustable Rate Government Fund
Wells Fargo Asset Allocation Fund
Wells Fargo Conservative Income Fund
Wells Fargo Diversified Capital Builder Fund
Wells Fargo Diversified Income Builder Fund
Wells Fargo Emerging Markets Equity Fund
Wells Fargo Emerging Markets Equity Income Fund
Wells Fargo Global Small Cap Fund
Wells Fargo Government Securities Fund
Wells Fargo High Yield Bond Fund
Wells Fargo Income Plus Fund
Wells Fargo Index Asset Allocation Fund
Wells Fargo International Bond Fund
Wells Fargo International Equity Fund
Wells Fargo Precious Metals Fund
Wells Fargo Short Duration Government Bond Fund
Wells Fargo Short-Term Bond Plus Fund
Wells Fargo Short-Term High Yield Bond Fund
Wells Fargo Spectrum Income Allocation Fund
Wells Fargo Spectrum Growth Fund
Wells Fargo Spectrum Conservative Growth Fund
Wells Fargo Ultra Short-Term Income Fund
Wells Fargo Utility and Telecommunications Fund

A-1 |

EXHIBIT B

Principal Holders of Fund Shares

Set forth below as of the Record Date is the name, address and share ownership of each person known by the Trust to own beneficially or of record 5% or more of the outstanding shares of any Fund.

B-1 |

EXHIBIT C

Form Of New Investment Management Agreement

This INVESTMENT MANAGEMENT AGREEMENT (this “Agreement”) is made as of this [ ] day of [ ] 2021, between Wells Fargo Funds Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105 and Wells Fargo Funds Management, LLC (the “Manager”), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105.

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company and is authorized to issue interests (as defined in the Trust’s Declaration of Trust, as amended and supplemented from time to time), in separate series;

WHEREAS, the Manager is an investment adviser registered with the Securities and Exchange Commission (the “Commission”) as such under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust desires that the Manager provide investment management services consisting of advisory services and Fund-level (as opposed to class-level) administrative services to each series of the Trust listed on Schedule A hereto as such Schedule may be amended or supplemented from time to time by mutual agreement (each a “Fund” and collectively the “Funds”), and the Manager is willing to provide those services on the terms and conditions set forth in this Agreement; and

WHEREAS, the Trust has entered into a separate Class-Level Administration Agreement with the Manager for the provision of class-level administrative services (“Class-Level Duties”).

NOW THEREFORE, the Trust and the Manager agree as follows:

Section 1. Appointment of the Manager. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended and supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Commission under the 1940 Act and the Securities Act of 1933 (the “Securities Act”), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust’s Board of Trustees (the “Board”). The Board is authorized to issue any unissued shares in any number of additional classes or series.

The investment authority granted to the Manager shall include the authority to exercise whatever powers the Trust may possess with respect to any of its assets held by the Funds, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities

C-1 |

pursuant to a tender offer, and participate in class actions and other legal proceedings on behalf of the Funds.

The Trust hereby appoints the Manager, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the Funds and, without limiting the generality of the foregoing, to provide the other services specified in Section 2 hereof.

The Trust hereby appoints the Manager to provide the Fund-level duties and services as set forth in Section 2(b) hereof, for the compensation and on the terms herein provided, and the Manager hereby accepts such appointment. Each new investment portfolio established in the future by the Trust shall automatically become a “Fund” for all purposes hereunder as if it were listed on Schedule A, absent written notification to the contrary by either the Trust or the Manager.

Section 2. Duties of the Manager.

(a) Advisory Services.

(i) The Manager shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. Among other things, the Manager shall make all decisions with respect to the allocation of the Funds’ investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which a Fund may invest.

(ii) To the extent the securities of an underlying registered investment company constitute a Fund’s only investment security, in accordance with Section 12(d)(1)(E) of the 1940 Act, the Manager’s responsibilities shall include, but not be limited to, reviewing the investment strategy and performance of the underlying fund, evaluating any proposed changes affecting the underlying fund, and conducting risk management reviews and assessments with respect to the underlying fund and its adviser.

(iii) To carry out the decisions and responsibilities articulated in Sections 2(a)(i) and (ii) above, the Manager is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Manager is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(iv) The Manager will report to the Board at each regular meeting thereof regarding the investment performance of the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, each Fund and the Manager, and on its own initiative will furnish the Board from time to time with such information as the Manager may believe appropriate, whether concerning the

 | C-2

individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which a Fund maintains investments. The Manager will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Manager may believe appropriate or as the Board reasonably may request.

The Manager shall promptly notify the Trust of (A) any changes regarding the Manager that would impact disclosure in the Trust’s Registration Statement, or (B) any material violation of any requirement, provision, policy or restriction that the Manager is required to comply with under Section 6 of this Agreement. The Manager shall immediately notify the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Funds or the Trust.

(v) The Manager may from time to time employ or sub-contract the services to certain persons as the Manager believes to be appropriate or necessary to assist in the execution of the Manager’s duties hereunder; provided, however, that the employment or sub-contracting with any such person shall not relieve the Manager of its responsibilities or liabilities hereunder and provided further that the Manager shall not have the authority to sub-contract advisory responsibilities without the consent of the Trust. The cost of performance of such duties will be borne and paid by the Manager. No obligation may be imposed on the Trust in any such respect.

The Manager shall supervise and monitor the activities of its representatives, personnel, sub-contractors, and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Manager will be made available to consult with the Board at reasonable times and upon reasonable notice concerning the business of the Trust.

(vi) With respect to a Fund, the Manager shall have no duties or obligations pursuant to this Agreement other than as specified in Sections 2(a)(ii) and 2(b) hereof, during any period during which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

(b) Fund-Level Administrative Services. The Manager shall, at its expense, provide the following Fund-level administrative services in connection with the operations of the Trust and the Funds, to the extent such services are not provided to a Class of a Fund and covered under the Funds’ Class-Level Administration Agreement:

i) coordinate, supervise and make all payments to the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers;

ii) receive and tabulate shareholder votes;

iii) furnish statistical and research data;

iv) coordinate (or assist in) the preparation and filing with the Commission of registration statements, notices, shareholder reports, and other material required to be filed under applicable laws;

C-3 |

v) prepare and file with the states registration statements, notices, reports, and other material required to be filed under applicable laws;

vi) prepare and file Form 24F-2s and N-CENs;

vii) review bills submitted to the Funds and, upon determining that a bill is appropriate, allocate amounts to the appropriate Funds and instruct the Funds’ custodian to pay such bills;

viii) coordinate (or assist in) the preparation of reports and other information materials regarding the Funds, including prospectuses, proxies, and other shareholder communications;

ix) update and maintain the Funds’ website;

x) prepare expense table and performance information for annual updates;

xi) provide legal and regulatory advice to the Funds in connection with its other administrative functions, including assignment of matters to outside legal counsel on behalf of the Trust and supervision of the work of such counsel;

xii) provide office facilities and clerical support for the Funds;

xiii) develop and implement procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions;

xiv) serve as liaison between the Funds and their independent auditors;

xv) prepare and file tax returns;

xvi) review payments of Fund expenses;

xvii) prepare expense budgeting and accruals;

xviii) provide communication, coordination, and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant, any co-administrators, and other service organizations that render recordkeeping or shareholder communication services;

xix) provide information to the Funds’ distributor concerning fund performance and administration;

xx) provide reports to the Funds’ Board regarding its activities;

xxi) assist in the preparation, assembly and electronic delivery of meeting materials, including comparable fee information, as required, for the Funds’ Board; and

xxii) provide any other administrative services reasonably necessary for the operation of the Funds other than those services that are to be provided by the Trust’s transfer and dividend disbursing agent, custodian, and fund accountant.

In performing all Fund-level administrative services under this Section 2(b), the Manager shall: (a) act in conformity with the Trust’s Declaration of Trust (and By-Laws, if any), the 1940 Act, and any other applicable laws as may be amended from time to

 | C-4

time, and all relevant rules thereunder, and with the Trust’s registration statement under the Securities Act of 1933 and the 1940 Act, as may be amended from time to time; (b) consult and coordinate with legal counsel to the Trust as necessary and appropriate; and (c) advise and report to the Trust and its legal counsel, as necessary and appropriate, with respect to any compliance or other matters that come to its attention.

In connection with its duties under this Section 2(b), the Manager may, at its own expense, enter into sub-administration agreements with other service providers, provided that each such service provider agrees with the Manager to comply with this Agreement and all relevant provisions of the 1940 Act and any other applicable laws as may be amended from time to time, and all relevant rules thereunder. The Manager will provide the Trust with a copy of each sub-administration agreement it executes relating to the Trust. The Manager will be liable for acts or omissions of any such sub-administrators under the standards of care described herein under Section 11.

Notwithstanding anything herein to the contrary, the Manager shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of the Funds, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, administration, custodian or shareholder servicing agent of the Funds.

Section 3. Delivery of Documents to the Manager. The Trust has furnished the Manager with true, correct and complete copies of the following documents:

(a) The Declaration of Trust, as in effect on the date hereof;
(b) The Registration Statement filed with the Commission under the 1940 Act and the Securities Act; and
(c) Written guidelines, policies and procedures adopted by the Trust.

The Trust will furnish the Manager with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Trust shall furnish the Manager with any further documents, materials or information that the Manager may reasonably request in connection with the performance of its duties hereunder.

Section 4. Delegation of Responsibilities. The Manager may carry out any of its obligations under this Agreement (other than under Section 2(b) hereof) by employing, subject to supervision by the Manager, one or more sub-adviser(s) who are registered as investment advisers pursuant to the Investment Advisers Act of 1940 (“Sub-Advisers”). Each Sub-Adviser’s employment will be evidenced by a separate written agreement approved by the Board and if required, receiving any other approvals required under the 1940 Act (unless the Commission or its staff has given or issued authorization, relief, guidance, or interpretation dispensing with any such requirement). The Manager shall not be liable hereunder for any act or omission of any Sub-Adviser, except for failure to exercise good faith in the employment of the Sub-Adviser and for failure to exercise appropriate supervision of such Sub-Adviser,

C-5 |

and as may otherwise be agreed in writing. The Manager shall be solely responsible for compensating any Sub-Adviser for services rendered under any Sub-Advisory Agreement. The Manager may, from time to time and at any time, terminate any Sub-Advisory Agreement and reassume the responsibilities assigned to such Sub-Adviser with respect to any Fund without obtaining the approval of the shareholders of the Fund.

Section 5. Control by Board. Any investment management activities undertaken by the Manager pursuant to this Agreement, as well as any other activities undertaken by the Manager on behalf of the Funds, shall at all times be subject to the direction and control of the Board.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Manager shall at all times comply with:

(a) all applicable provisions of the 1940 Act, the Advisers Act and any rules and regulations adopted thereunder;

(b) the Registration Statement of the Trust, as it may be amended from time to time, filed with the Commission under the Securities Act and the 1940 Act;

(c) the provisions of the Declaration of Trust of the Trust, as it may be amended from time to time;

(d) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds, and any rules and regulations adopted thereunder; and

(e) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

Section 7. Proxies. The Manager shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Funds are invested in accordance with the Trust’s policies on proxy voting.

Section 8. Broker-Dealer Relationships. In connection with the purchase and sale of securities for the Funds, the Manager is responsible for broker-dealer selection and negotiation of brokerage commission rates. The Manager’s primary consideration in effecting a security transaction will be to seek the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Manager will consider among other things: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; the value of the expected contribution of the broker-dealer to the Fund on a continuing basis; and any applicable policies and procedures approved by the Board. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Manager an

 | C-6

amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Manager with respect to the Fund and to other clients of the Manager. The Manager is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934 and in compliance therewith. Such allocation shall be in such amounts and proportions as the Manager shall determine and the Manager will report on said allocations regularly to the Board, indicating the brokers to whom such allocations have been made and the basis therefore.

Section 9. Expenses. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. The expenses borne by the Trust include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports, notices to Fund shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of making prospectuses and statements of additional information available to the Funds’ shareholders. In addition to the fees described in Section 10 of this Agreement, the Trust (or its other service providers, as may be provided pursuant to their respective agreements and contracts with the Trust) shall pay all of its Fund-level expenses which are not expressly assumed by the Manager pursuant to Section 2(b) or otherwise hereunder. The Fund-level expenses of legal counsel and accounting experts retained by the Manager, after consulting with the Trust’s legal counsel and independent auditors, as may be reasonably necessary or appropriate for the performance by the Manager of its duties under this Agreement, shall be deemed to be Fund-level expenses of, and shall be paid for by, the Trust.

The Manager shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement and shall, at its own expense, provide its own office space, facilities and equipment. In addition, the Manager shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Trust: (a) to amend the Trust’s registration statement or supplement the Fund’s prospectus, and circulate the same, to reflect a change in the personnel of the Manager responsible for making investment decisions in relation to a Fund; (b) to obtain approval required by the 1940 Act of a new sub-advisory agreement as a result of a “change in control” (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Manager, if required pursuant to the 1940 Act, the Securities Act, or any other applicable statute, law, rule

C-7 |

or regulation, as a result of such change; or (c) to meet other legal or regulatory obligations caused by actions of the Manager.

Section 10. Compensation.

(a) As compensation for the investment management services provided under this Agreement, the Trust shall pay the Manager fees, payable monthly, at the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time. The fees payable pursuant to this Paragraph shall be calculated based on the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of each Fund’s net assets, as appropriate, during the preceding month. If the fee payable to the Manager pursuant to this Paragraph for any Fund begins to accrue before the end of any month or if this Agreement terminates before the end of any month with respect to a Fund, the fee for the period from the effective date to the end of that month or from the beginning of that month to the termination date, respectively, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of each Fund’s net assets shall be computed in the manner specified in that Fund’s registration statement as then on file with the Commission for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of Fund shares. For purposes of this Agreement, a “business day” for a Fund is any day that the Fund is open for trading;

(b) No fee, other than the portion of the management fee payable monthly, at the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time, payable for the Fund-level administrative services set forth in Section 2(b) of this Agreement, shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a single registered, open-end management investment company, or a single separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act (a “Master-Feeder Fund structure”);

(c) The Manager shall receive a fee as specified below for investment management services consisting of both Fund-level administrative services and asset allocation services if a Fund in a Master-Feeder Fund structure converts to a Fund that invests some or all of its investment assets in two or more registered, open-end management investment companies, or separate series thereof, in each case, in accordance with Section 12(d)(1)(G) under the Act, the rules thereunder or an exemptive order issued by the Commission exempting the Fund from the provisions of Section 12(d)(1)(A) under the Act (a “Fund of Funds structure”).

Section 11. Standard of Care. The Trust will expect of the Manager, and the Manager will give the Trust the benefit of, the Manager’s best judgment and efforts in rendering its services to the Trust, and the Manager shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Manager or any of its officers, directors, employees or agents, the Manager shall not be subject to

 | C-8

liability to the Trust or to any other person for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Section 12. Non-Exclusivity. The services of the Manager to the Funds are not to be deemed to be exclusive, and the Manager shall be free to render investment management or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Manager may serve as officers and directors of the Trust, and that officers or directors of the Trust may serve as officers or directors of the Manager, to the extent that such services may be permitted by law, and that the officers and directors of the Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

Section 13. Records. The Manager shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Manager pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Commission and the Internal Revenue Service. The Manager shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders, including with respect to orders the Manager places for the purchase and sale of portfolio securities of the Fund, as are required to be maintained by the Trust under the 1940 Act, as well as such records as the Funds’ administrator reasonably requests to be maintained, including, but not limited to, trade tickets and confirmations for portfolio trades. All such records shall be maintained in a form acceptable to the Trust and in compliance with the provisions of Rule 31a-1 or any successor rule. The books and records pertaining to the Trust which are in possession of the Manager shall be the property of the Trust. The Trust, or the Trust’s authorized representatives, shall have access to such books and records at all times during the Manager’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Manager to the Trust or the Trust’s authorized representatives.

Section 14. Term and Approval. This Agreement shall become effective with respect to a Fund for an initial two-year term after being approved in accordance with the requirements of the 1940 Act, and executed by the Manager and the Trust, and shall thereafter continue from year to year, provided that the continuation of the Agreement is specifically approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) by the Board, or by the vote of “a majority of the outstanding voting securities” of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

(b) by the affirmative vote of a majority of the Trust’s Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this

C-9 |

Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 15. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of a Fund’s outstanding voting securities, or by the Manager, on sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or by the Commission staff in no-action letters issued under the 1940 Act.

This Agreement may also be terminated immediately by the Trust or the Manager in the event that either party (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of such other party.

Section 16. Indemnification by the Manager. The Trust shall not be responsible for, and the Manager shall indemnify and hold the Trust or any Fund harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties on the part of the Manager or any of its officers, directors, employees or agents.

Section 17. Indemnification by the Trust. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Manager or any of its officers, directors, employees or agents, the Trust hereby agrees to indemnify and hold harmless the Manager against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, their officers, directors, employees or affiliates.

Section 18. Notices. Each party giving or making any notice, request, demand or other communication (each, a “Notice”) pursuant to this Agreement must give the Notice in writing and use one of the following methods of delivery: personal delivery, U.S. mail, internationally recognized overnight courier (with all fees prepaid), facsimile or e-mail. Any party giving a Notice shall address the Notice to the appropriate Person at the receiving party at the address listed below or to another address as designated by a party in a Notice pursuant to this Clause:

If to the Trust:

 | C-10

525 Market Street, 12th Floor
San Francisco, California 94105

If to the Manager:

525 Market Street, 12th Floor
San Francisco, California 94105

Section 19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted by, or interpretative releases of, the Commission thereunder, such provision will be deemed to incorporate the effect of such order, rule, regulation or interpretative release. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

Section 20. Amendment of this Agreement. No provision of this Agreement may be amended, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment shall become effective until approved in accordance with applicable requirements under the 1940 Act.

Section 21. Risk Acknowledgement. The Manager does not guarantee the future performance of the Funds or any specific level of performance, the success of any investment decision or strategy that the Manager may use, or the success of the Manager’s overall management of the Funds. The Trust understands that investment decisions made for the Funds by the Manager are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Manager will manage only the securities, cash and other investments for which management responsibility is delegated to it and which are held in the Funds’ account(s) and, in making investment decisions for the Funds, the Manager will not consider any other securities, cash or other investments owned by the Trust.

Section 22. No Third Party Beneficiaries. Nothing in this Agreement shall be deemed to confer on any person other than the parties hereto any benefits, rights, remedies, obligations or liabilities under or by reason of this Agreement. No person shall be deemed to be a third-party beneficiary of this Agreement.

Section 23. Miscellaneous.

C-11 |

(a) If any term or provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

(b) This Agreement may be executed by the parties hereto in any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

WELLS FARGO FUNDS TRUST
on behalf of the Funds

By:
Name:
Title:

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Name:
Title:

SCHEDULE A
INVESTMENT MANAGEMENT AGREEMENT
FEE SCHEDULE
WELLS FARGO FUNDS TRUST

The foregoing fee schedule is agreed to as of [ ], 2021 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST
on behalf of the Funds

By:
Name:
Title:

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Name:
Title:

 | C-12

Fund	Fee as % of Avg. Daily Net Asset Value
Wells Fargo Adjustable Rate Government Fund	First $1B Next $4B Next $3B Next $2B Over $10B	0.350% 0.325% 0.290% 0.265% 0.255%
Wells Fargo Asset Allocation Fund	First $500M Next $500M Next $2B Next $2B Next $5B Over $10B	0.30% 0.28% 0.26% 0.24% 0.23% 0.22%
Wells Fargo Conservative Income Fund	First $1B Next $4B Next $5B Over $10B	0.250% 0.225% 0.190% 0.180%
Wells Fargo Diversified Capital Builder Fund	First $500M Next $500M Next $2B Next $2B Next $5B Over $10B	0.650% 0.600% 0.550% 0.525% 0.490% 0.480%
Wells Fargo Diversified Income Builder Fund	First $500M Next $500M Next $2B Next $2B Next $5B Over $10B	0.550% 0.525% 0.500% 0.475% 0.440% 0.430%
Wells Fargo Emerging Markets Equity Fund	First $1B Next $1B Next $2B Next $1B Next $3B Next $2B Over $10B	1.050% 1.025% 1.000% 0.975% 0.965% 0.955% 0.945%
Wells Fargo Emerging Markets Equity Income Fund	First $1B Next $1B Next $2B Next $1B Next $3B Next $2B Over $10B	1.050% 1.025% 1.000% 0.975% 0.965% 0.955% 0.945%

C-13 |

Fund	Fee as % of Avg. Daily Net Asset Value
Wells Fargo Global Small Cap Fund	First $500M Next $500M Next $1B Next $2B Next $1B Next $5B Over $10B	0.950% 0.925% 0.900% 0.875% 0.850% 0.840% 0.830%
Wells Fargo Government Securities Fund	First $500M Next $500M Next $2B Next $2B Next $5B Over $10B	0.450% 0.425% 0.400% 0.375% 0.340% 0.320%
Wells Fargo High Yield Bond Fund	First $500M Next $500M Next $2B Next $2B Next $5B Over $10B	0.550% 0.525% 0.500% 0.475% 0.440% 0.430%
Wells Fargo Income Plus Fund	First $500M Next $500M Next $2B Next $2B Next $5B Over $10B	0.525% 0.500% 0.475% 0.450% 0.415% 0.405%
Wells Fargo Index Asset Allocation Fund	First $500M Next $500M Next $2B Next $2B Next $5B Over $10B	0.650% 0.600% 0.550% 0.525% 0.490% 0.480%
Wells Fargo International Bond Fund	First $500M Next $500M Next $2B Next $2B Next $5B Over $10B	0.600% 0.575% 0.550% 0.525% 0.490% 0.480%

 | C-14

Fund	Fee as % of Avg. Daily Net Asset Value
Wells Fargo International Equity Fund	First $500M Next $500M Next $1B Next $2B Next $1B Next $5B Over $10B	0.850% 0.800% 0.750% 0.725% 0.700% 0.690% 0.680%
Wells Fargo Precious Metals Fund	First $500M Next $500M Next $1B Next $2B Next $1B Next $5B Over $10B	0.65% 0.60% 0.55% 0.525% 0.50% 0.49% 0.48%
Wells Fargo Short Duration Government Bond Fund	First $1B Next $4B Next $3B Next $2B Over $10B	0.35% 0.325% 0.29% 0.265% 0.255%
Wells Fargo Short-Term Bond Plus Fund	First $1B Next $4B Next $3B Next $2B Over $10B	0.35% 0.325% 0.29% 0.265% 0.255%
Wells Fargo Short-Term High Yield Bond Fund	First $500M Next $500M Next $2B Next $2B Next $5B Over $10B	0.50% 0.475% 0.45% 0.425% 0.39% 0.38%
Wells Fargo Spectrum Conservative Growth Fund	First $1B Next $4B Next $5B Over $10B	0.25% 0.225% 0.19% 0.18%
Wells Fargo Spectrum Growth Fund	First $1B Next $4B Next $5B Over $10B	0.25% 0.225% 0.19% 0.18%

C-15 |

Fund	Fee as % of Avg. Daily Net Asset Value
Wells Fargo Spectrum Income Allocation Fund	First $1B Next $4B Next $5B Over $10B	0.25% 0.225% 0.19% 0.18%
Wells Fargo Ultra Short-Term Income Fund	First $1B Next $4B Next $5B Over $10B	0.25% 0.225% 0.19% 0.18%
Wells Fargo Utility and Telecommunications Fund	First $500M Next $500M Next $1B Next $2B Next $1B Next $5B Over $10B	0.65% 0.60% 0.55% 0.525% 0.50% 0.49% 0.48%

 | C-16

EXHIBIT D

Date of Last Shareholder Approval of Current Investment Management Agreement

Fund	Date of Last Shareholder Approval
Wells Fargo Adjustable Rate Government Fund	July 6, 2010
Wells Fargo Asset Allocation Fund	July 6, 2010
Wells Fargo Conservative Income Fund	May 13, 2003
Wells Fargo Diversified Capital Builder Fund	July 6, 2010
Wells Fargo Diversified Income Builder Fund	July 6, 2010
Wells Fargo Emerging Markets Equity Fund	July 6, 2010
Wells Fargo Emerging Markets Equity Income Fund	May 31, 2012
Wells Fargo Global Small Cap Fund	July 6, 2010
Wells Fargo Government Securities Fund	April 6, 2005
Wells Fargo High Yield Bond Fund	July 6, 2010
Wells Fargo Income Plus Fund	April 6, 2005
Wells Fargo Index Asset Allocation Fund	October 29, 1999
Wells Fargo International Bond Fund	July 6, 2010
Wells Fargo International Equity Fund	April 6, 2005
Wells Fargo Precious Metals Fund	July 6, 2010
Wells Fargo Short Duration Government Bond Fund	May 21, 2003
Wells Fargo Short-Term Bond Plus Fund	April 6, 2005
Wells Fargo Short-Term High Yield Bond Fund	April 6, 2005
Wells Fargo Spectrum Income Allocation Fund	September 22, 2004
Wells Fargo Spectrum Growth Fund	September 22, 2004
Wells Fargo Spectrum Conservative Growth Fund	September 22, 2004
Wells Fargo Ultra Short-Term Income Fund	April 6, 2005
Wells Fargo Utility and Telecommunications Fund	July 6, 2010

D-1 |

EXHIBIT E

Current Funds Management Officers and Directors

The name and principal occupation of Funds Management’s principal executive officers and directors as of the date of this proxy statement are set forth below. The business address of each such officer and/or director is 525 Market Street, San Francisco, California 94105.

Robert Guerin, Senior Vice President and Chief Compliance Officer
Paul Haast, Senior Vice President, Head of Product Development and External Investments, and Manager
Molly McMillin, Chief Financial Officer
Andrew Owen, President, CEO and Manager
Michelle Rhee, Secretary

E-1 |

EXHIBIT F

Form Of New Wells Capital Sub-Advisory Agreement

This SUB-ADVISORY AGREEMENT (this “Agreement”) is made as of this [ ] day of [ ], 2021, by and among Wells Fargo Funds Trust (the “Trust”), a business trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Wells Fargo Funds Management, LLC (the “Adviser”), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and Wells Capital Management, LLC, a limited liability company organized under the laws of the State of Delaware, with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105 (the “Sub-Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end, series management investment company; and

WHEREAS, the Trust and the Adviser desire that the Sub-Adviser perform investment advisory services for each of the series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a “Fund” and collectively the “Funds”), and the Sub-Adviser is willing to perform those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agrees as follows:

Section 1. The Trust; Delivery of Documents. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the “Commission”) under the 1940 Act and the Securities Act of 1933 (the “Securities Act”), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust’s Board of Trustees (the “Board”). The Board is authorized to issue any unissued shares in any number of additional classes or series. The Trust has delivered copies of the documents listed in this Section to the Sub-Adviser and will from time to time furnish the Sub-Adviser with any amendments thereof.

Section 2. Appointment of Sub-Adviser. Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and services as specified in the investment management agreement dated [ ], 2021, between the Trust and the Adviser with respect to the Funds (the “Management Agreement”).

Subject to the direction and control of the Board, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds, and without limiting the

F-1 |

generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

The Sub-Adviser acknowledges that the Fund and other mutual funds advised by the Adviser (collectively, the “fund complex”) may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex that is not an affiliated person (as that term is defined in the 1940 Act) of the Adviser, or an affiliated person of such a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to managing only the discrete portion of the Fund’s portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with the any Sub-adviser that is not an affiliated person of the Adviser as to any other portion of the Fund’s portfolio concerning transactions for the Fund in securities or other Fund assets.

Section 3. Duties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(b) The Sub-Adviser will report to the Board at each regular meeting thereof all material changes in the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Sub-Adviser, and on its own initiative will furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Sub-Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for the Funds, the Sub-Adviser will comply with the policies set from time to time by the Board as well as the limitations imposed by the Trust’s Declaration of Trust, as amended from time to time, By-Laws (if any), Registration Statement under the Act and the Securities Act, the limitations in the Act and in the Internal Revenue Code of 1986, as amended applicable to the Trust and the investment objectives, policies and restrictions of the Funds.

 | F-2

(c) The Sub-Adviser may from time to time employ or associate with such persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser’s duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Securities and Exchange Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust’s authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust’s authorized representatives.

Section 4. Control by Board. As is the case with respect to the Adviser under the Management Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Funds, shall at all times be subject to the direction and control the Trust’s Board.

Section 5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

(b) the provisions of the registration statement of the Trust, as it may be amended or supplemented from time to time, under the Securities Act and the 1940 Act;

(c) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time;

(d) the provisions of any By-laws of the Trust, if adopted and as it may be amended from time to time, or resolutions of the Board as may be adopted from time to time;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds;

(f) any other applicable provisions of state or federal law; and

In addition, any code of ethics adopted by the Sub-Adviser must comply with Rule 17j-1 under the 1940 Act, as it may be amended from time to time, and any broadly accepted industry practices, if requested by the Trust or the Adviser.

F-3 |

Section 6. Broker-Dealer Relationships. The Sub-Adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Sub-Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Trust’s Board of Trustees may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide research or statistical material, or other services to the Funds or to the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

Section 7. Expenses of the Fund. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Trust include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds’ shareholders.

Section 8. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time. It is understood that the Adviser shall be

 | F-4

responsible for the Sub-Adviser’s fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Funds with respect to compensation under this Agreement.

Section 9. Standard of Care. The Trust and Adviser shall expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services to the Trust, and as an inducement to the Sub-Adviser’s undertaking these services at the compensation level specified, the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Section 10. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

Section 11. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as trade tickets and confirmations of portfolio trades and such other records as the Adviser or the Funds’ Administrator reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Funds and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Funds, and will be available for inspection and use by the Funds and their authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust’s request, surrender to the Funds those records which are the property of the Trust or any Fund. The Sub-Adviser will promptly notify the Funds’ Administrator if it experiences any difficulty in maintaining the records in an accurate and complete manner.

Section 12. Term and Approval. This Agreement shall become effective with respect to a Fund for an initial two-year term after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

F-5 |

(a) (i) by the Trust’s Board of Trustees or (ii) by the vote of “a majority of the outstanding voting securities” of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

(b) by the affirmative vote of a majority of the Trust’s Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 13. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Trust’s Board of Trustees or by vote of a majority of a Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty (60) days written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

Section 14. Indemnification by the Sub-Adviser. The Trust shall not be responsible for, and the Sub-Adviser shall indemnify and hold the Trust or any Fund of the Trust harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties of the Sub-Adviser or any of its officers, directors, employees or agents.

Section 15. Indemnification by the Trust. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Trust hereby agrees to indemnify and hold harmless the Sub-Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, their officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which a Fund may have and which may not be waived under any applicable federal and state securities laws.

Section 16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94105, and that of the Adviser shall be 525 Market Street,

 | F-6

12th Floor, San Francisco, California 94105, and that of the Sub-Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105.

Section 17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 18. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees, the Adviser and the Sub-Adviser.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

WELLS FARGO FUNDS TRUST
on behalf of the Funds

By:
Name:
Title:

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Name:
Title:

WELLS CAPITAL MANAGEMENT, LLC

By:
Name:
Title:

APPENDIX A
WELLS CAPITAL MANAGEMENT, LLC

F-7 |

SUB-ADVISORY AGREEMENT
WELLS FARGO FUNDS TRUST

[List of Funds]

SCHEDULE A

WELLS CAPITAL MANAGEMENT, LLC
SUB-ADVISORY AGREEMENT

FEE AGREEMENT
WELLS FARGO FUNDS TRUST

This fee agreement is made as of the [ ] day of [ ], 2021, by and between Wells Fargo Funds Management, LLC (the “Adviser”) and Wells Capital Management, LLC (the “Sub-Adviser”); and

WHEREAS, the parties and Wells Fargo Funds Trust (the “Trust”) have entered into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) whereby the Sub-Adviser provides investment management advice to each series of the Trust as listed in Appendix A to the Sub-Advisory Agreement (each a “Fund” and collectively the “Funds”).

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as agreed upon in writing by the parties.

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying the annual rates described in this Schedule A to Appendix A for each Fund listed in Appendix A.

The Sub-Adviser shall receive a fee as described in this Schedule A to Appendix A of the assets of the Growth Balanced Fund and Moderate Balanced Fund and from each Spectrum Fund for providing services with respect to which Master Trust Portfolios (or, in the case of the Spectrum Funds, other unaffiliated funds) these Funds will invest in and the percentage to allocate to each Master Portfolio or unaffiliated fund in reliance on Section 12(d)(1)(G) under the Act, the rules thereunder, or order issued by the Commission exempting the Fund from the provisions of Section 12(d)(1)(A) under the Act (a “Fund of Funds structure”).

The net assets under management against which the foregoing fees are to be applied are the net assets as of the first business day of the month. If this fee agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this agreement is in effect shall be subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. If the determination of the net asset value is suspended as of the first business day of the month, the net asset value for the last day prior to such suspension shall for this purpose be deemed to be the net asset value on the first business day of the month.

 | F-8

The foregoing fee schedule is agreed to as of [ ], 2021 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Name:
Title:

WELLS CAPITAL MANAGEMENT, LLC

By:
Name:
Title:

Fund	Fee as % of Avg. Daily Net Assets
Wells Fargo Adjustable Rate Government Fund	First $100M Next $200M Next $200M Over $500M	0.20% 0.175% 0.15% 0.10%
Wells Fargo Asset Allocation Fund	First $250M Over $250M	0.10% 0.05%
Wells Fargo Conservative Income Fund	First $100M Next $200M Over $300M	0.10% 0.08% 0.05%
Wells Fargo Diversified Capital Builder Fund	First $100M Next $200M Next $200M Over $500M	0.35% 0.30% 0.25% 0.20%
Wells Fargo Diversified Income Builder Fund	First $100M Next $200M Next $200M Over $500M	0.35% 0.30% 0.25% 0.20%
Wells Fargo Emerging Markets Equity Fund	First $100M Next $100M Over $200M	0.65% 0.55% 0.45%
Wells Fargo Emerging Markets Equity Income Fund	First $100M Next $100M Over $200M	0.65% 0.55% 0.45%
Wells Fargo Global Small Cap Fund	First $100M Next $100M Over $200M	0.55% 0.50% 0.40%

F-9 |

Fund	Fee as % of Avg. Daily Net Assets
Wells Fargo Government Securities Fund	First $100M Next $200M Next $200M Over $500M	0.20% 0.175% 0.15% 0.10%
Wells Fargo High Yield Bond Fund	First $100M Next $200M Next $200M Over $500M	0.35% 0.30% 0.25% 0.20%
Wells Fargo Income Plus Fund	First $100M Next $200M Next $200M Over $500M	0.30% 0.25% 0.20% 0.15%
Wells Fargo Index Asset Allocation Fund	First $100M Next $100M Over $200M	0.15% 0.125% 0.10%
Wells Fargo International Equity Fund	First $200M Over $200M	0.45% 0.40%
Wells Fargo Precious Metals Fund	First $100M Next $100M Over $200M	0.40% 0.35% 0.30%
Wells Fargo Short Duration Government Bond Fund	First $100M Next $200M Over $300M	0.15% 0.10% 0.05%
Wells Fargo Short-Term Bond Plus Fund	First $100M Next $200M Over $300M	0.15% 0.10% 0.05%
Wells Fargo Short-Term High Yield Bond Fund	First $100M Next $200M Next $200M Over $500M	0.35% 0.30% 0.25% 0.20%
Wells Fargo Spectrum Income Allocation Fund	All Assets	0.15%
Wells Fargo Spectrum Growth Fund	All Assets	0.15%
Wells Fargo Spectrum Conservative Growth Fund	All Assets	0.15%
Wells Fargo Ultra Short-Term Income Fund	First $100M Next $200M Over $300M	0.15% 0.10% 0.05%

 | F-10

Fund	Fee as % of Avg. Daily Net Assets
Wells Fargo Utility and Telecommunications Fund	First $100M Next $200M Next $500M Over $800M	0.30% 0.275% 0.25% 0.20%

F-11 |

EXHIBIT G

Form of New WFAM(I) Ltd Sub-Advisory Agreement

This SUB-ADVISORY AGREEMENT (this “Agreement”) is made as of this [ ] day of [ ], 2021 by and among Wells Fargo Funds Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Wells Fargo Funds Management, LLC (the “Adviser”), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and Wells Fargo Asset Management (International) Limited (the “Sub-Adviser”), a private liability company incorporated under the laws of England and Wales with its principal place of business at 33 King William Street, London, England, United Kingdom, EC4R 9AT.

WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Trust is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust’s Board of Trustees (the “Board”) has engaged the Adviser to perform investment advisory services for each series of the Trust under the terms of an investment management agreement, dated [ ], 2021, between the Adviser and the Trust (the “Management Agreement”); and

WHEREAS, the Adviser, acting pursuant to the Management Agreement, wishes to retain the Sub-Adviser, and the Trust’s Board has approved the retention of the Sub-Adviser, to provide investment advisory services to the series of the Trust listed in Appendix A hereto, as it may be amended from time to time (the “Fund”), and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agree as follows:

Section 1. Appointment of Sub-Adviser. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the “Commission”) under the 1940 Act and the Securities Act of 1933 (the “Securities Act”), including any representations made in the prospectus and statement of additional information relating to the Fund contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Board.

Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Fund and provides for certain management and other services as specified in the Management Agreement.

G-1 |

Subject to the direction and control of the Board and the Adviser, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Fund as specified in this Agreement, and shall provide the management and other services specified below in Section 2(a), all in such manner and to such extent as may be directed in writing from time to time by the Adviser. Notwithstanding anything in this Agreement to the contrary, the Adviser shall be responsible for compliance with any statute, rule, regulation, guideline or investment restriction that applies to the Fund’s investment portfolio as a whole and the Sub-Adviser’s responsibility and liability shall be limited to following any written instruction the Sub-Adviser receives from the Adviser.

The investment authority granted to the Sub-Adviser shall include the authority to exercise whatever powers the Trust may possess with respect to any of its assets held by the Fund, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer. The Sub-Adviser shall not, however, be responsible for voting proxies, for participating in class actions and/or other legal proceedings on behalf of the Fund, but will provide such assistance as is reasonably requested in writing by the Adviser.

Section 2. Duties, Representations and Warranties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Fund. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities and other assets for the Fund, the Sub-Adviser is authorized to exercise full discretion and act for the Trust and instruct the Fund’s custodian (the “Custodian”) in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Sub-Adviser acknowledges that the Fund and other mutual funds advised by the Adviser (collectively, the “fund complex”) may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex that is not an affiliated person (as that term is defined in the 1940 Act) of the Adviser, or an affiliated person of such a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to managing only the discrete portion of the Fund’s portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with any sub-adviser that is not an affiliated person of the Adviser as to any other portion of the Fund’s portfolio concerning transactions for the Fund in securities or other Fund assets.

 | G-2

(b) Following the close of each calendar quarter, the Sub-Adviser will report to the Board regarding the investment performance of the Fund since the prior report, and will also keep the Board informed of important developments known by it to affect the Trust, the Fund and the Sub-Adviser, and on its own initiative will furnish the Board and the Adviser from time to time with such information as the Sub-Adviser, in its sole discretion, believes appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to securities held by the Fund as the Sub-Adviser, in its sole discretion, believes appropriate or as the Board or the Adviser may reasonably request in writing.

The Sub-Adviser shall promptly notify the Adviser of (i) any material changes regarding the Sub-Adviser that would impact disclosure in the Trust’s Registration Statement, or (ii) any material violation of any requirement, provision, policy or restriction that the Sub-Adviser is required to comply with under Section 6 of this Agreement. The Sub-Adviser shall, within two business days, notify both the Adviser and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Adviser, the Fund or the Trust. The Sub-Adviser, upon the written request of the Custodian, shall reasonably cooperate with the Custodian in the Custodian’s processing of class actions or other legal proceedings relating to the holdings (historical and/or current) of the Fund.

(c) The Sub-Adviser may from time to time employ or sub-contract the services of certain persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser’s duties hereunder; provided, however, that the employment of or sub-contracting to any such person shall not relieve the Sub-Adviser of its responsibilities or liabilities hereunder. The cost of performance of such duties shall be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Sub-Adviser will be made available to consult with the Adviser, the Trust and the Board at reasonable times and upon reasonable notice concerning the business of the Trust.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable federal securities laws, the Internal Revenue Code of 1986, as amended, and Employee Retirement Income Security Act of 1974, as amended, including the rules and regulations thereunder, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be

G-3 |

prepared and maintained by the Trust. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust’s authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable written request of the Trust, copies of any such books and records shall be provided or procured by the Sub-Adviser to the Trust or the Trust’s authorized representatives as soon as reasonably practicable.

(e) The Sub-Adviser represents and warrants to the Adviser and the Trust that: (i) the retention of the Sub-Adviser as contemplated by this Agreement is authorized by the Sub-Adviser’s governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with the terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) if Sub-Adviser furnishes to Adviser or the Trust the Sub-Adviser’s composite performance record for inclusion in Fund documents, (A) the composite performance record of the Sub-Adviser’s executive officers furnished to the Adviser and the Trust in writing prior to the date hereof (the “Data”) is true and correct, and has been prepared in accordance with applicable laws, rules, regulations, interpretations and in accordance with industry guidelines and standards with respect to standardized performance information; (B) there is no information material to an understanding of the Data which the Sub-Adviser has not provided in writing to the Adviser prior to the date hereof; (C) the accounts included in the Data include all fully discretionary accounts managed by the Sub-Adviser’s executive officers designated to act as portfolio managers of the Fund over the period covered that have investment objectives, policies and strategies that are substantially similar to those that will be followed by the Fund as approved by the Board; (D) the Sub-Adviser has the right, free from any legal or contractual restrictions thereon, to the use, reproduction, and incorporation of the Data in the public disclosure or marketing materials of the Fund, including the prospectus and the statement of additional information and proxy statements (the “Public Disclosure”); and (E) the Sub-Adviser is legally entitled to grant, and hereby grants, such rights to the Adviser and/or the Trust with respect to the use of the Data in the Public Disclosure, including with respect to any Public Disclosure filed with the Commission prior to the date hereof.

(f) The Sub-Adviser shall provide its services in accordance with the Sub-Adviser’s Order Execution Policy and the Sub-Adviser’s assessment that the services are suitable for the Adviser and the Fund.

The Adviser confirms that it has read and consents to the Sub-Adviser’s Order Execution Policy. Details of the Sub-Adviser’s Order Execution Policy are set out at https://www.wellscap.com/about-us/investment-teams/wfam-credit-europe.jsp. The

 | G-4

Sub-Adviser shall notify the Adviser of any material changes to the Order Execution Policy. Specific instructions from the Adviser in relation to the execution of an order or orders may prevent the Sub-Adviser from following its Order Execution Policy in relation to such order or orders in respect of the elements of execution covered by the instructions.

As provided by the Sub-Adviser’s Order Execution Policy, there is the possibility that the Sub-Adviser may execute orders for transactions outside a regulated market, multilateral trading facility organised trading facility (a “Trading Venue”). The Adviser hereby consents to the Sub-Adviser executing orders outside a Trading Venue.

Section 3. Delivery of Documents to the Sub-Adviser. The Adviser has furnished the Sub-Adviser with true, correct and complete copies of the following documents:

(a) The Declaration of Trust, as in effect on the date hereof;
(b) The Registration Statement filed with the Commission under the 1940 Act, including the form of prospectus related to the Fund included therein;
(c) The Management Agreement; and
(d) Written guidelines, policies and procedures adopted by the Trust.

The Adviser will furnish the Sub-Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder, including a valid legal entity identifier and update as required.

Sub-Adviser shall not be responsible for compliance with any document, materials, instruction or other information not provided to Sub-Adviser in a timely manner until a reasonable time after receipt of same by Sub-Adviser.

The Sub-Adviser shall furnish the Adviser with written certifications, in such form as the Adviser shall reasonably request in writing, that it has received and reviewed the most recent version of the foregoing documents provided by the Adviser and that it will comply with such documents in the performance of its obligations under this Agreement.

The Sub-Adviser shall also require the Adviser to provide the following information (and updates to such information as may have already been provided) relating to the Fund:

(a) the Fund’s financial situation (including its ability to bear losses); and
(b) the Fund’s investment objective, including its risk tolerance.

The Sub-Adviser will need to obtain such information in order to make a recommendation or take a decision which is suitable for the Fund. The Sub-Adviser is entitled to assume that the Adviser and/or the Fund (as applicable) has the necessary level of experience and knowledge to understand the risks involved in any transactions related to Investment Advice (as defined in the FCA Rules) provided by the Sub-Adviser or discretionary investment management. Where the Sub-Adviser is

G-5 |

providing Investment Advice, the Sub-Adviser may also assume that the Fund (and, where applicable, the Adviser) are able financially to bear any related investment risks consistent with its investment objectives. The reason for assessing suitability is to enable the Sub-Adviser to act in the Adviser and the Fund’s best interests. It is therefore important that the Adviser provides accurate and up-to-date information. Where the Adviser has not provided the Sub-Adviser with such information, the Sub-Adviser shall be under no obligation to provide the applicable service.

Section 4. Delivery of Documents to the Adviser. The Sub-Adviser has furnished, and in the future will furnish, the Adviser with true, correct and complete copies of each of the following documents:

(a) The Sub-Adviser’s most recent Form ADV;
(b) The Sub-Adviser’s most recent balance sheet; and
(c) The current Code of Ethics of the Sub-Adviser, adopted pursuant to Rule 17j-1 under the 1940 Act, and annual certifications regarding compliance with such Code.

In addition, the Sub-Adviser will furnish the Adviser with (i) a summary of the results of any future examination of the Sub-Adviser by the Commission or other regulatory agency with respect to the Sub-Adviser’s activities hereunder to the extent that it is lawful to do so and the Sub-Adviser is not otherwise prohibited from making such disclosure; and (ii) copies of its policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act.

The Sub-Adviser will furnish the Adviser with all such documents as soon as practicable after such documents become available to the Sub-Adviser, to the extent that such documents have been changed materially. The Sub-Adviser shall furnish the Adviser with any further documents, materials or information as the Adviser may reasonably request in connection with Sub-Adviser’s performance of its duties under this Agreement, including, but not limited to, information regarding the Sub-Adviser’s financial condition, level of insurance coverage and any certifications or sub-certifications which may reasonably be requested in connection with Fund registration statements, Form N-CSR filings or other regulatory filings, and which are appropriately limited to Sub-Adviser’s responsibilities under this Agreement.

Section 5. Control by Board. As is the case with respect to the Adviser under the Management Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund, shall at all times be subject to the direction and control of the Trust’s Board.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) investment guidelines, policies and restrictions established by the Board that have been communicated in writing to the Sub-Adviser;

(b) all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder;

 | G-6

(c) the Registration Statement of the Trust, as it may be amended from time to time, filed with the Commission under the Securities Act and the 1940 Act and delivered to the Sub-Adviser;

(d) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time and delivered to the Sub-Adviser;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Fund, and any rules and regulations adopted thereunder;

(f) the rules and regulations of any applicable regulator (including, without limitation, the rules of the FCA (“FCA Rules”), the rules of any relevant exchange and any other laws or regulations (whether of the UK, European Union, European Economic Authority, third country or transnational) applicable to the Sub-Adviser in the provision of services to the Adviser and the Trust (“Applicable Regulation”); and

(g) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

Section 7. Proxies. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Fund are invested from time to time in accordance with the Trust’s policies on proxy voting. The Sub-Adviser will provide, when requested in writing by the Adviser, information on a particular issuer to assist the Adviser in the voting of a proxy.

Section 8. Expenses. All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this Agreement. The expenses borne by the Fund include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund’s shareholders.

The Sub-Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Adviser or the Trust: (a) to amend the Trust’s registration statement (other than as part of a normal annual updating of the registration statement) or supplement the Fund’s prospectus, and circulate the same, solely to reflect a change in the personnel of the Sub-Adviser responsible for making investment decisions in relation to the Fund; or (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a “change in control” (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Sub-Adviser, or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change.

G-7 |

Section 9. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, at the annual rates indicated on Appendix B hereto, as such Schedule may be amended or supplemented as agreed to in writing by the parties from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser’s fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Fund with respect to compensation under this Agreement.

Section 10. Standard of Care. The Trust and the Adviser will expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services to the Trust, and the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Adviser, to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Notwithstanding the foregoing, the Sub-Adviser shall be responsible for the accuracy and completeness (and liability for the lack thereof) of the statements and any Data (only if Sub-Adviser furnishes to Adviser or the Trust any such Data for inclusion in Fund documents) furnished by the Sub-Adviser for use by the Adviser in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials) and any proxy statements that pertain to the Sub-Adviser, the portfolio managers of the Fund and the investment of the Fund’s assets.

Nothing in this Agreement (including Sections 10, 15 or 16 of this Agreement) shall be construed to relieve either the Sub-Adviser or the Adviser of any claims or liability arising under federal securities laws or any non-waivable provisions of any other federal or state laws.

Section 11. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities, subject to the provisions of the Sub-Adviser’s Conflict of Interest Policy. Subject to this policy, it is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

Nothing in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell for the Fund any security or other property that the Sub-Adviser purchases or sells for its own accounts or for the account of any other client.

Any information or recommendations supplied by the Sub-Adviser to the Adviser or the Trust in connection with the performance of its obligations hereunder shall be

 | G-8

treated as confidential and for use by the Adviser, the Trust or such persons as they may designate, solely in connection with the Fund, except as required by applicable law or as otherwise provided hereunder, it being understood and agreed that the Adviser and the Trust may disclose Fund portfolio holdings information in accordance with the Trust’s policies and procedures governing the disclosure of Fund portfolio holdings, as amended or supplemented from time to time. Information supplied by the Adviser or the Trust to the Sub-Adviser in connection with performing its obligations under this Agreement shall be treated by the Sub-Adviser as confidential and for use by the Sub-Adviser solely in connection with the Fund and the performance of the Sub-Adviser’s obligations hereunder.

Section 12. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Fund, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act, as well as trade tickets and confirmations of portfolio trades, and such other records as the Adviser reasonably requests to be maintained. The Sub-Adviser may also keep records of electronic communications between the Sub-Adviser and the Adviser.

All such records shall be maintained in a form reasonably acceptable to the Adviser and the Trust and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Trust, and will be made available for inspection by the Trust and its authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust’s written request, surrender to the Trust those records that are the property of the Trust or the Fund; provided, however, that the Sub-Adviser may retain copies of such records.

Section 13. Term and Approval. This Agreement shall become effective with respect to a Fund for an initial two-year term after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) (i) by the Trust’s Board of Trustees or (ii) by the vote of “a majority of the outstanding voting securities” of the Fund (as defined in Section 2(a)(42) of the 1940 Act, and
(b) by the affirmative vote of a majority of the Trust’s Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 14. Termination. This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser upon sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This

G-9 |

Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

This Agreement may also be terminated immediately by the Adviser, the Sub-Adviser or the Trust in the event that a respective party: (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of a respective party.

Section 15. Indemnification by the Sub-Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Trust or the Adviser, or any of their respective officers, directors, employees, affiliates or agents, the Trust and the Adviser, respectively, shall not be responsible for, and the Sub-Adviser hereby agrees to indemnify and hold harmless the Trust and the Adviser and their respective officers, directors, employees, affiliates and agents (severally, but not jointly) against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder or the breach of any representation and warranty hereunder on the part of the Sub-Adviser or any of its officers, directors, employees affiliates or agents. Notwithstanding the foregoing, the Sub-Adviser shall not be liable hereunder for any losses or damages resulting from the Sub-Adviser’s adherence to the Adviser’s written instructions, or for any action or inaction by the Sub-Adviser consistent with the Standard of Care described in Section 10 of this Agreement.

Section 16. Indemnification by the Trust and the Adviser. Provided that the conduct of the Sub-Adviser, its partners, employees, affiliates and agents is consistent with the Standard of Care described in Section 10 of this Agreement, the Sub-Adviser shall not be responsible for, and the Trust and the Adviser (severally, but not jointly) hereby agree to indemnify and hold harmless the Sub-Adviser, its partners, employees, affiliates and agents against any and all losses, damages, costs, charges, reasonable counsel fees and expenses, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, relating to the Sub-Adviser’s act(s) or omission(s) in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or arising out of or attributable to conduct of the party from whom such indemnification is sought and relating to: (i) the advertising, solicitation, sale, purchase or pledge of securities, whether of the Fund or other securities, undertaken by the Fund, its officers, directors, employees, affiliates or agents, (ii) any violations of the securities laws, rules, regulations, statutes

 | G-10

and codes, whether federal or of any state, by the Fund or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents, or (iii) the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder on the part of the Fund or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents.

Section 17. Communications. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94105, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, and that of the Sub-Adviser shall be 33 King William Street, London, England, United Kingdom, EC4R 9AT.

The Sub-Adviser may be required from time to time to provide the Adviser with certain information in a “durable medium”, pursuant to Applicable Regulation. Such information may include information relating to the Sub-Adviser and its services, the nature and risks of certain financial instruments, safeguarding of financial instruments and holding of client money, costs and associated charges and its Order Execution Policy. The Adviser specifically consents to the provision by the Sub-Adviser of such information where not personally addressed to the Adviser and (where permitted by Applicable Regulation) by means of a website.

Section 18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

Section 19. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board, the Adviser and the Sub-Adviser.
Section 20. Risk Acknowledgement. The Sub-Adviser does not guarantee the future

G-11 |

performance of the Fund, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser’s overall management of the Fund. Each of the Trust and the Adviser understand that investment decisions made for the Fund by the Sub-Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Sub-Adviser will only be responsible for providing the advisory and portfolio management services specified in Section 2(a) above.

Section 21. Authority to Execute Agreement. Each of the individuals whose signature appears below represents and warrants that he or she has full authority to execute this Agreement on behalf of the party on whose behalf he or she has affixed his or her signature to this Agreement. The Trust and the Adviser will deliver to the Sub-Adviser such evidence of its authority with respect to this Agreement as Sub-Adviser may reasonably require. The Sub-Adviser will deliver to the Trust and the Adviser such evidence of its authority with respect to this Agreement as the Trust or the Adviser may reasonably require.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in triplicate by their respective officers on the day and year first written above.

WELLS FARGO FUNDS TRUST
on behalf of the Fund

By:
Name:
Title:

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Name:
Title:

WELLS FARGO ASSET MANAGEMENT (INTERNATIONAL) LIMITED

By:
Name:
Title:

APPENDIX A

WELLS FARGO ASSET MANAGEMENT (INTERNATIONAL) LIMITED
SUB-ADVISORY AGREEMENT
WELLS FARGO FUNDS TRUST

[List of Funds]

APPENDIX B

 | G-12

WELLS FARGO ASSET MANAGEMENT (INTERNATIONAL) LIMITED
SUB-ADVISORY AGREEMENT
FEE AGREEMENT
WELLS FARGO FUNDS TRUST

This fee agreement is effective as of the [ ] day of [ ], 2021, by and among Wells Fargo Funds Trust (the “Trust”), Wells Fargo Funds Management, LLC (the “Adviser”) and Wells Fargo Asset Management (International) Limited (the “Sub-Adviser”).

WHEREAS, the parties have entered into an Sub-Advisory Agreement (“Sub-Advisory Agreement”) whereby the Sub-Adviser provides investment management and other services to the series of the Trust listed in Appendix A to the Sub-Advisory Agreement (the “Fund”); and

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as indicated on this Appendix B;

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated and paid on a monthly basis by applying the annual rates indicated below to the average daily net assets of the Fund throughout the month:

The foregoing fee schedule is agreed to as of [ ], 2021, and shall remain in effect until agreed and changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:
Name:
Title:

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Name:
Title:

WELLS FARGO ASSET MANAGEMENT (INTERNATIONAL) LIMITED

By:
Name:
Title:

Fund	Fee as % of Avg. Daily Net Assets
Wells Fargo International Bond Fund	First $100M Next $200M Over $300M	0.35% 0.30% 0.20%

G-13 |

EXHIBIT H

Date of Last Shareholder Approval of Current Sub-Advisory Agreements

Fund	Date of Last Shareholder Approval
Wells Fargo Adjustable Rate Government Fund	July 6, 2010
Wells Fargo Asset Allocation Fund	July 6, 2010
Wells Fargo Conservative Income Fund	May 13, 2003
Wells Fargo Diversified Capital Builder Fund	July 6, 2010
Wells Fargo Diversified Income Builder Fund	July 6, 2010
Wells Fargo Emerging Markets Equity Fund	July 6, 2010
Wells Fargo Emerging Markets Equity Income Fund	May 31, 2012
Wells Fargo Global Small Cap Fund	July 6, 2010
Wells Fargo Government Securities Fund	April 6, 2005
Wells Fargo High Yield Bond Fund	July 6, 2010
Wells Fargo Income Plus Fund	April 6, 2005
Wells Fargo Index Asset Allocation Fund	October 29, 1999
Wells Fargo International Bond Fund	July 6, 2010
Wells Fargo International Equity Fund	April 6, 2005
Wells Fargo Precious Metals Fund	July 6, 2010
Wells Fargo Short Duration Government Bond Fund	May 21, 2003
Wells Fargo Short-Term Bond Plus Fund	April 6, 2005
Wells Fargo Short-Term High Yield Bond Fund	April 6, 2005
Wells Fargo Spectrum Conservative Growth Fund	September 22, 2004
Wells Fargo Spectrum Growth Fund	September 22, 2004
Wells Fargo Spectrum Income Allocation Fund	September 22, 2004
Wells Fargo Ultra Short-Term Income Fund	April 6, 2005
Wells Fargo Utility and Telecommunications Fund	July 6, 2010

H-1 |

EXHIBIT I

Current Wells Capital Officers and Directors

The name and principal occupation of Wells Capital’s principal executive officers and directors as of the date of this proxy statement are set forth below. The business address of each such officer and/or director is 525 Market Street, San Francisco, California 94105.

Jon Baranko, Director, President and Chief Investment Officer – Global Fundamental Investments
Siobhan Foy, Director and Senior Vice President
Randy Mangelsen, Director
Daniel Mavico, Chief Compliance Officer
Ann Miletti, Director
Sally Squire, Director and Chief Administrative Officer

I-1 |

EXHIBIT J

Current WFAM(I) Ltd Officers and Directors

The name and principal occupation of WFAM(I) Ltd’s principal executive officers and directors as of the date of this proxy statement are set forth below. The business address of each such officer and/or director is 33 King William Street, London, EC4R 9AT.

Deirdre Flood, Director
Jill Griffin, Director
Alison Hewitt, Chief Compliance Officer
Daniel Morris, Director

J-1 |

EXHIBIT K

Investment Management Fees Paid

Fund	Management Fees Paid	Management Fees Waived
Wells Fargo Adjustable Rate Government Fund	$803,851	$251,402
Wells Fargo Asset Allocation Fund	$158,348	$225,352
Wells Fargo Conservative Income Fund	$554,311	$403,706
Wells Fargo Diversified Capital Builder Fund	$6,607,685	$0
Wells Fargo Diversified Income Builder Fund	$2,176,928	$1,465,973
Wells Fargo Emerging Markets Equity Fund	$42,227,895	$312,678
Wells Fargo Emerging Markets Equity Income Fund	$5,103,590	$291,570
Wells Fargo Global Small Cap Fund	$2,284,941	$17,061
Wells Fargo Government Securities Fund	$2,473,480	$382,600
Wells Fargo High Yield Bond Fund	$1,567,251	$407,336
Wells Fargo Income Plus Fund	$559,695	$223,446
Wells Fargo Index Asset Allocation Fund	$7,999,492	$301,482
Wells Fargo International Bond Fund	$127,034	$463,157
Wells Fargo International Equity Fund	$1,348,572	$576,322
Wells Fargo Precious Metals Fund	$1,780,653	$261,666
Wells Fargo Short Duration Government Bond Fund	$1,818,258	$178,071
Wells Fargo Short-Term Bond Plus Fund	$1,288,272	$256,257
Wells Fargo Short-Term High Yield Bond Fund	$3,136,619	$950,091
Wells Fargo Spectrum Conservative Growth Fund	$926,944	$69,994
Wells Fargo Spectrum Growth Fund	$598,862	$96,535
Wells Fargo Spectrum Income Allocation Fund	$484,314	$114,766
Wells Fargo Ultra Short-Term Income Fund	$2,225,163	$1,182,252
Wells Fargo Utility and Telecommunications Fund	$2,485,393	$279,446

K-1 |

EXHIBIT L

Commissions received by Distributor

Fund	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
Wells Fargo Adjustable Rate Government Fund	$2,437	$2,437
Wells Fargo Asset Allocation Fund	$1,704	$1,704
Wells Fargo Conservative Income Fund	$0	$0
Wells Fargo Diversified Capital Builder Fund	$82,239	$82,239
Wells Fargo Diversified Income Builder Fund	$59,144	$59,144
Wells Fargo Emerging Markets Equity Fund	$7,399	$7,399
Wells Fargo Emerging Markets Equity Income Fund	$6,927	$6,927
Wells Fargo Global Small Cap Fund	$2,409	$2,409
Wells Fargo Government Securities Fund	$5,808	$5,808
Wells Fargo High Yield Bond Fund	$1,675	$1,675
Wells Fargo Income Plus Fund	$240	$240
Wells Fargo Index Asset Allocation Fund	$94,794	$94,794
Wells Fargo International Bond Fund	$192	$192
Wells Fargo International Equity Fund	$1,815	$1,815
Wells Fargo Precious Metals Fund	$14,023	$14,023
Wells Fargo Short Duration Government Bond Fund	$2,320	$2,320
Wells Fargo Short-Term Bond Plus Fund	$2,141	$2,141
Wells Fargo Short-Term High Yield Bond Fund	$6,372	$6,372
Wells Fargo Spectrum Income Allocation Fund	$8,871	$8,871
Wells Fargo Spectrum Conservative Growth Fund	$9,582	$9,582
Wells Fargo Spectrum Growth Fund	$13,367	$13,367
Wells Fargo Utility and Telecommunications Fund	$47,002	$47,002
Wells Fargo Ultra Short-Term Income Fund	$11,609	$11,609

L-1 |

EXHIBIT M

Distribution Fees Paid

Distribution Fees
Fund	Total Distribution Fee Paid by Fund	Compensation Paid to Distributor	Compensation to Broker/Dealers
Asset Allocation Fund May 31, 2020
Class C	$73,779	$4,769	$69,010
Class R	$834	$173	$661
Asset Allocation Fund April 30, 2020
Class C	$1,330,548	$179,298	$1,151,250
Class R	$15,235	$318	$14,917

Distribution Fees
Fund	Total Distribution Fee Paid by Fund	Compensation Paid to Distributor	Compensation to Broker/Dealers
Diversified Capital Builder
Class C	$909,234	$268,115	$641,119
Diversified Income Builder
Class C	$980,500	$206,357	$774,143
Index Asset Allocation
Class C	$1,091,361	$127,468	$963,893

Distribution Fees
Fund	Total Distribution Fee Paid by Fund	Compensation Paid to Distributor	Compensation to Broker/Dealers
Adjustable Rate Government Fund
Class C	$40,657	$3,330	$37,327
Government Securities Fund
Class C	$78,285	$5,401	$72,884
High Yield Bond Fund

M-1 |

Distribution Fees
Fund	Total Distribution Fee Paid by Fund	Compensation Paid to Distributor	Compensation to Broker/Dealers
Class C	$71,552	$2,804	$68,748
Short Duration Government Bond Fund
Class C	$64,796	$6,150	$58,646
Short-Term Bond Plus Fund
Class C	$43,064	$6,021	$37,043
Short-Term High Yield Bond Fund
Class C	$385,991	$26,738	$359,253
Ultra Short-Term Income Fund
Class C	$34,474	$7,690	$26,784

Distribution Fees
Fund/Class	Total Distribution Fees Paid by Fund	Compensation Paid to Distributor	Compensation to Broker/Dealers
Income Plus Fund
Class C	$4,442	$494	$3,948
International Bond Fund
Class C	$5,786	$931	$4,855

Distribution Fees
Fund	Total Distribution Fee Paid by Fund	Compensation Paid to Distributor	Compensation to Broker/Dealers
Emerging Markets Equity Fund
Class C	$181,116	$12,869	$168,247
Emerging Markets Equity Income Fund
Class C	$76,676	$7,506	$69,170
Class R	$178	$19	$159
Global Small Cap Fund
Class C	$48,835	$8,792	$40,043
International Equity Fund
Class C	$59,173	$2,559	$56,614
Class R	$1,033	$64	$969

 | M-2

Distribution Fees
Fund	Total Distribution Fees Paid by Fund	Amount of Total Distribution Fees Retained by Distributor	Amount of Total Distribution Fees Distributor Paid to Broker/ Dealers
Precious Metals Fund
Class C	$113,728	$10,399	$103,329
Utility and Telecommunications Fund
Class C	$119,092	$11,118	$107,974

Distribution Fees
Fund	Total Distribution Fees Paid by Fund	Compensation Paid to Distributor	Compensation to Broker/Dealers
Spectrum Income Allocation Fund
Class C	$1,659,614	$67,961	$1,591,653
Spectrum Growth Fund
Class C	$1,897,466	$207,108	$1,690,358
Spectrum Conservative Growth Fund
Class C	$2,730,873	$158,115	$2,572,758

M-3 |

PROXY TABULATOR
[Address]

To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.[webaddress].com.
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-[phone].
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If You Are NOT Voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

xxxxx-xxxxx

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

	FOR	AGAINST	ABSTAIN
1 To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC for the Funds
2 To consider and approve a new investment sub-advisory agreement with Wells Capital Management, LLC (for all Funds except Wells Fargo International Bond Fund);
3 To consider and approve a new investment sub-advisory agreement with Wells Fargo Asset Management (International), Limited (applies only to Wells Fargo International Bond Fund);
4 To transact such other business as may properly come before the Meeting or any adjournments thereof

It is Important That Proxy Cards Be Returned Promptly. Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope. Your Prompt Attention to the Enclosed Proxy Card Will Help to Avoid the Expense of Further Solicitation.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Joint Special Meeting of Shareholders and Proxy Statement is acknowledged.

___________________________________________________
Signature [PLEASE SIGN WITHIN BOX] Date

__________________________________________________
Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be Held on July 15, 2021, or any adjournment or postponement thereof. This Notice and the attached proxy statement (the “Proxy Statement”) are available on the internet at www.[webaddress].com.

WELLS FARGO FUNDS TRUST
The undersigned shareholder of [Fund Name] (the “Fund”), a series of Wells Fargo Funds Trust, (the “Trust”), hereby appoints Catherine F. Kennedy, Maureen E. Towle and Johanne F. Castro and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of stock of the Fund standing in the name of the undersigned at the close of business on May 28, 2021, at a Joint Special Meeting of Shareholders to be held at the office of Wells Fargo Asset Management, 525 Market Street, San Francisco, CA 94105, on July 15, 2021 at 10:00 a.m. Pacific Time, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST AND WILL BE VOTED FOR THE PROPOSAL(S) SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE